PRESIDENT'S MESSAGE


Dear Shareholder:

I am pleased to present the FTI Funds Annual Report covering activity during the fiscal year from December 1, 2000, through November 30, 2001. Sadly, the September 11 terrorist attacks deeply affected Fiduciary Trust Company International, and we lost many valued employees when our offices in the World Trade Center were destroyed. However, we recovered quickly, relocated our offices and continue to manage the Funds with the same professionalism and attention you have come to expect.

This report begins with economic reviews by each Fund's portfolio manager that cover market conditions and their impact on Fund performance and strategy. A complete list of each Fund's holdings, as well as the financial statements, round out this Annual Report.

The year under review was difficult for most types of stocks, while bonds generally recorded positive returns as several interest rate cuts by the Federal Reserve Board led to falling long-term interest rates and increasing bond prices.

FTI LARGE CAPITALIZATION GROWTH FUND gives shareholders the opportunity to own a diversified portfolio of stocks issued by large, established U.S. companies that have a record of price and earnings growth and strong potential to continue that growth. At the end of the reporting period, the Fund's portfolio included such household names as Amgen, Pfizer, Tyco International and Johnson & Johnson. During the reporting period, the Fund produced a -29.50% total return, the result of a decline in share value from $10.10 to $6.92.* The Fund paid $0.28 per share in capital gains and, at the end of the reporting period, net assets totaled $20.3 million.

FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND offers investors the opportunity to own a diversified portfolio of stocks issued by large, established U.S. companies that have the potential to grow in price and produce income. At the end of the reporting period, the Fund's portfolio included AT&T Corp., General Electric Co. and Procter & Gamble Co. During the reporting period, the Fund produced a -9.22% total return as a result of a share value decline from $9.63 to $7.21.* The Fund paid income totaling $0.04 per share and capital gains of $1.61 per share. At the end of the reporting period, net assets totaled $74.6 million.

FTI INTERNATIONAL EQUITY FUND gives shareholders the opportunity to own a portfolio of international stocks. During the reporting period, the Fund produced a -27.66% total return because of a decline in share value from $13.95 to $10.07.* At the end of the period, the United Kingdom (24.4%), Japan (15.9%), Denmark (9.7%) and Germany (9.2%) represented the Fund's largest country weightings, and net assets totaled $44.4 million.**

FTI SMALL CAPITALIZATION EQUITY FUND is managed to pursue a high level of growth through a diversified portfolio of small capitalization stocks.*** During the reporting period, the Fund produced a -10.90% total return due to a share price decline from $21.00 to $18.71.* At the end of the reporting period, net assets totaled $97.7 million.

FTI EUROPEAN SMALLER COMPANIES FUND, which began operations on January 2, 2001, gives investors the opportunity to further diversify their assets internationally by participating in companies that, in the portfolio manager's judgment, are up-and-coming in the dynamic European market.**** Since its inception, the Fund produced a total return of -31.10%, a result of the share value decline from $10.00 at inception to $6.89 at period-end.* Fund net assets totaled $14.5 million at the end of the reporting period.


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FTI BOND FUND offers investors the opportunity to participate in a diversified portfolio of income-producing investments. The Fund focused on corporate bonds, with the remainder of the portfolio diversified among mortgage-backed securities and U.S. Treasury securities. During the reporting period, the Fund paid income totaling $0.55 per share. The Fund produced an 8.25% total return, as the falling interest rate environment helped increase the share value from $9.49 to $9.72.* At the end of the reporting period, net assets totaled $126.2 million.

FTI MUNICIPAL BOND FUND helps tax-sensitive investors pursue income free from federal income tax through a portfolio of bonds issued by municipalities across the United States.***** During the reporting period, the Fund paid tax-free income totaling $0.38 per share. The Fund produced an 8.06% total return, as the falling interest rate environment helped increase the share value from $9.64 to $10.03.* Net assets totaled $92.6 million on the last day of the reporting period.

Although the reporting period was generally positive for bond fund investors, I urge you to keep in mind that stock fund performance is best measured over the long term. For many investors, a price decline represents an opportunity to dollar-cost average, or lower the average cost of their shares by purchasing additional shares at lower prices.

Thank you for pursuing your investment goals through the FTI Funds family. We will continue to keep you informed on the details of your investment with the highest level of service possible.

Sincerely,


/s/ Gregory E. Johnson

Gregory E. Johnson
President
January 15, 2002


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

*** Small capitalization stocks have historically experienced greater volatility than average.

**** Funds that invest a significant portion of their assets in a particular geographic region may be subject to greater currency risk and more susceptible to adverse impact from actions of foreign governments.

***** Income may be subject to the federal alternative minimum tax.


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
INVESTMENT REVIEW



FTI LARGE CAPITALIZATION GROWTH FUND

PERFORMANCE

The FTI Large Capitalization Growth Fund ended its fiscal year with a net asset value (NAV) per share of $6.92 and net assets of $20.3 million. The Fund's return for the one-year reporting period was -29.50%* compared with -22.80% for the Russell 1000(R) Growth Index.**

The U.S. equity market environment was extremely challenging for growth investors, as the markets favored defensive and value oriented sectors for most of the year. The Russell 1000 Value Index*** returned -3.14%, outperforming the Russell 1000 Growth Index for the year ended November 30, 2001. Within this environment, we maintained a defensive stance in the Fund with broad sector representation and an increased number of holdings.

During the first half of the fiscal year, the Fund's underperformance relative to the Russell 1000 Growth Index was driven mainly by our technology holdings.**** The economic slowdown and capital spending reductions adversely affected the technology and telecommunications sectors. Despite our underweighted position in technology, certain holdings negatively impacted performance. During the latter part of the year, our underweighted position in the weak information-technology (IT) industry contributed to performance. As investors fled to less cyclical investments in the weakening economy and the uncertainty surrounding the September 11 terrorist attacks, the Fund's below-market exposure to consumer staples detracted from performance. Fortunately, our overweighted position in consumer discretionary companies made strong contributions. Specific holdings that contributed to Fund performance include manufacturing and health care companies Tyco International, which grew 11.5%, Johnson & Johnson (16.5%) and Amgen (4.4%).


MARKET REVIEW

For most of 2001, the U.S. equity markets were extremely volatile and largely negative. Rather than a traditional consumer demand slowdown, the economy was characterized by a business-led manufacturing slowdown. The dramatic decline in corporate profits led to severe reductions in technology spending, which accounts for more than half of total corporate capital expenditures. Under the pressure of slowing demand, overcapacity in many industries resulted in weak sales and pricing power. A severe downturn in profits followed, particularly in the technology sector. As a result, the market witnessed a record number of negative pre-announcements and downward earnings revisions.

During the third quarter of 2001, the U.S. economy struggled with contractions in manufacturing activity. Consumer spending, which accounts for two-thirds of the economy, also showed signs of weakening. Following the terrorist attacks, many consumers retrenched at an accelerated rate owing to increased uncertainty about personal safety, current income and the market value of invested assets. By the Fund's fiscal year-end, the equity markets rallied to pre-September 11 levels, a positive surprise. The inflow of liquidity, the dramatic sell-off immediately following the terrorist attacks, and the 40-year lows in interest rates and inflation likely contributed to the rally; however, the recent rally's sustainability remains to be seen. The shock of recent events reduces the probability of the near-term restoration of consumer and investor confidence and limits the near-term effectiveness of recent monetary easing and income tax cuts. As businesses face additional pricing, profit and competitive pressures, we anticipate a delay in a capital spending recovery.


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
For most of the reporting period, value investments outperformed growth investments, continuing the trend begun in 2000. However, following September 11, growth modestly outperformed value as the focus for many investors shifted to oversold growth stocks. Health care also showed strength during this period. Still, the Russell 1000 Value Index outperformed the Russell 1000 Growth Index by 19.66% for the year under review. Additionally, small companies outperformed large companies during the reporting period.


INVESTMENT OUTLOOK AND STRATEGY

For the near term we expect the economy to remain weak, as evidenced by the weight that rising unemployment, slowing home sales and weakening retail sales have on consumer confidence and spending. We believe a resumption of real U.S. economic growth will not be likely until mid-2002. Although this near-term view is challenging for equities, there is optimism regarding potential returns in 2002 since equities invariably post gains some months ahead of the economy. Additionally, the significant liquidity injected into the financial markets is creating unattractive returns of just 2%-3% on cash reserves. We believe much of the overvaluation in equities was corrected over the past 18 months and the American investor's confidence, while shaken, remains strong.

Within the economic environment of low earnings visibility, investors are best served by careful selection of quality securities in the best-positioned stock market sectors. As of November 30, we favored defense, biotechnology and telecommunications services stocks. We reduced the Fund's exposure to the consumer discretionary sector, as spending in this area declined due to weakening consumption and a protracted recovery in the advertising cycle. We remained overweighted in health care, which is a defensive sector with good long-term growth potential and favorable earnings visibility. Since we expect the fundamentals in IT to remain weak for the near term, the Fund's exposure remained below market in this sector. Most consumer staples issues, although appealing for their relative immunity from economic cycles, were fully priced by period-end, in our opinion.

Although the markets may continue to struggle in the near term, we remain patient and optimistic for the longer term. We still believe that strong investment performance over time emanates from the careful selection of reasonably priced stocks of well-positioned companies in a variety of sectors. Fundamentals that we favor include convincing business models, competitive and/or creative products and services, above-average end market growth, and strong management teams. We believe the stock market will once again focus on quality growth companies as investor confidence is restored.


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index is unmanaged, and investments cannot be made in an index.

*** The Russell 1000 Value Index measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

**** Funds that have a higher concentration of investments in a specific industry or sector, such as technology, may be subject to a higher degree of market risk than funds whose investments are more diversified.

FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND

PERFORMANCE

FTI Large Capitalization Growth and Income Fund's total return for the fiscal year ended November 30, 2001, was -9.22%,* compared with the Lipper Large Cap Value Index,** which fell 3.84%. The Standard & Poor's 500 Composite Stock Price Index (S&P 500(R)) declined 12.21%.*** Opportunistic sales of technology and financial companies in the early spring and late summer contributed to sustaining the Fund's value. The Fund held an unusually large cash position throughout much of the third and fourth quarters, helping to cushion it from broad equity market weakness.


MARKET REVIEW

What a year!

In last year's report, we pointed out Federal Reserve Board (Fed) Chairman Alan Greenspan's vigorous efforts to slow the U.S. economy with six interest rate hikes. The U.S. economy decelerated accordingly, and the National Bureau of Economic Research determined in November 2001 that the economy had entered a recession last March. The Fed, however, began its fight to offset the weakening economy in early January and has lowered the federal funds target rate 10 times so far this year, the most compressed series of cuts on record.

These interest rate cuts along with increased defense spending, anticipated fiscal stimulus legislation, expected additional monetary easing through the rest of the year and President Bush's proposed additional tax cuts, seemed to have begun benefiting the domestic economy. Indeed, before September 11's tragic events, signs appeared of improving consumer and manufacturer behavior. The coming months will test the thesis that economic recovery is already under way and that equity investors' recent enthusiasm will be justified as earnings grow later in 2002.


INVESTMENT OUTLOOK AND STRATEGY

We believe the Fund is invested in premier companies that are each exploiting the promise offered by long-term, favorable global demographic and economic trends. Our strategic investment emphasis continues in technology, communications, health care and financial services companies. We will invest the Fund's cash balance within these sectors. The convergence of computing technology with voice and data communications supports the advance in productivity and acts as a brake on inflation. Financial companies are responding to the increasing demands from a growing cohort of older Americans, Europeans and Japanese wary of public pension schemes as they near retirement and in need of insurance and other financial services.

Among financial companies, the focus is upon diversified firms and insurance companies. Definite evidence of rising premium rates suggests rising earnings in coming quarters. Pharmaceutical firms are also clear beneficiaries of an aging population. Approximately 57% of the Fund's net assets on November 30 were invested in companies exploiting these durable trends. A strategic goal since the Fund's formation in December 1998 has been to substantially reduce unrealized capital gains among its long-held equities. We realized gains as advantageous opportunities arose, reducing unrealized gains further to 30% of the Fund's value, down from 39% on November 30, 2000, and 51% on November 30, 1999.

The creation of real long-term wealth rests upon holding sizable positions of leading companies in business sectors benefiting from durable demographic and economic trends. The strength in economic fundamentals in the U.S., Germany and Japan suggests healthy rewards for equity investors holding the leading global companies represented in the Fund.


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges. This index is unmanaged, and investments cannot be made in an index.

*** The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. This index is unmanaged, and investments cannot be made in an index.

FTI INTERNATIONAL EQUITY FUND

PERFORMANCE

The 12-month period ended November 30, 2001, represented another difficult year in the international equity markets, with most major developed markets experiencing significant negative returns.* For the Fund's fiscal year, the Morgan Stanley Capital International Europe Australasia Far East Index (MSCI(R) EAFE(R))** fell 18.87% in U.S.-dollar terms, with similar returns recorded in France, Germany and most European countries. Returns in Japan were even poorer, falling 28.77%, as the country, its economy, and its political system continued to struggle. Despite being underweighted in Japan for most of the period, the FTI International Equity Fund underperformed relative to the MSCI EAFE Index, returning -27.66% for the period.*** This underperformance was primarily due to the portfolio's growth-oriented investment style, as growth stocks around the world continued to underperform relative to more value, less economically-sensitive stocks, as represented by the -23.62% return of the MSCI EAFE Growth Index for the period.****


MARKET REVIEW

It is difficult to discuss this period in the world equity markets without reflecting on the attacks of September 11. Clearly all of America, and the world, was deeply affected by these tragedies. In the aftermath, there were immediate, significant equity declines, along with an acceleration in the negative economic trends that were already under way. These trends included slowing manufacturing output, weakening consumer confidence, rising unemployment and a slide into a global economic recession. These were particularly evident in the U.S., but plainly trickled throughout the world, impacting all regions.

In Japan, the economy continued to deteriorate, placing a great strain on the political system. Although the government is currently discussing two supplementary budgets worth approximately 3 trillion yen in spending and 1.7 trillion yen in new bond issues, some politicians are now beginning to distance themselves from the Koizumi government, frustrated by the lack of action on the economy. In particular, the government refuses to deal with the bad debt problems facing Japanese banks, while these banks face additional pressure with the recent asset price declines and further economic slide.

The continental European and U.K. economies weakened during the period, as exports to the U.S. and Asia slowed. Germany's most important survey of business confidence recently fell to its lowest level in 28 years. Although headline inflation fell, core inflation in Europe has picked up somewhat lately. Nevertheless, the U.K. and European central banks reduced interest rates and are expected to ease monetary policy further.

Investors' increasing risk aversion was visible in the Asian and Latin American equity markets, as stock prices reflected the severe economic slowdown in Singapore, Malaysia, Taiwan, Hong Kong, and the Philippines. Within Latin America, Mexico suffered from the dual impact of a slowing U.S. economy and pressure on oil prices, one of its principal exports.


INVESTMENT OUTLOOK AND STRATEGY

As we look forward to 2002, we expect to see economic growth estimates and earnings expectations stabilizing, as the impact of the burst technology bubble finally fades away. For the developed economies, we now anticipate economic growth of 1.5%-2% in 2002. Worldwide, we expect corporate earnings to gain 5% in 2002. Earnings will most likely be under pressure for the better part of the first six months of 2002 with the real recovery coming in the second half of the year.

We expect central banks to continue lowering interest rates to stimulate sluggish economies. Historically, such monetary easings have proven to be a more important tool for equity markets than corporate earnings. Since September 11, central banks have added more than $120 billion of excess liquidity to the system to support economies and financial markets, far exceeding the $28 billion provided during the crisis associated with the collapse of Long Term Capital Management in 1998.

The euro, Swiss franc and British pound sterling may see additional appreciation as investors seek alternatives to the U.S. dollar, whose previous status as the "safe haven" currency is no longer universally accepted. Such appreciation of these currencies will facilitate lower interest rates without fear of inflation. Although equities may look cheap, especially relative to U.S. equities, we expect earnings growth to slow and earnings downgrades to increase in 2002. Despite the slowdown, the close correlation between U.K. and European stock prices with those of the U.S. suggests that any improvement in the U.S. equity market will be seen shortly thereafter in European and U.K. markets.

In the emerging markets, we expect to see further interest rate cuts, fiscal stimulus and weaker currencies in Asia. With 80% of Mexican exports directed toward the U.S., we believe Mexico must wait for a U.S. recovery before seeing foreign investor interest in its markets yet again.

Not surprisingly, it is difficult to be optimistic about the near-term prospects for the Japanese economy. Until we see concrete evidence of change in its economy and its financial sector, we will continue to underweight Japan.

From a strategic standpoint, we plan to adjust our portfolio as we move into 2002 to increase our exposure to the U.K. and developed markets of Europe. As the recovery gains visibility, we will likely increase exposure to emerging markets. From a sector perspective, we will generally adjust our weightings out of defensive sectors and into more cyclical growth sectors such as technology, telecommunications and media as the global economic recovery progresses.


* International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** MSCI Europe Australasia Far East Index (EAFE) is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency.

*** Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**** MSCI EAFE Growth Index is a market capitalization-weighted index of stocks that have the highest price-to-book ratios.

FTI SMALL CAPITALIZATION EQUITY FUND

PERFORMANCE

FTI Small Capitalization Equity Fund ended its fiscal year with a net asset value of $18.71 on November 30, 2001, down from $21.00 a year earlier. The Fund declined 10.90%,* compared with the Russell 2000 Growth Index's decline of 9.32% for the one-year reporting period.**

The past year was a difficult one for small capitalization growth stocks, hurting the performance of this growth-oriented Fund. In particular, our investments in technology, commercial services and consumer growth stocks negatively affected performance.

During the Fund's fiscal year, we reduced our overweighted positions in financial and health care stocks, while we increased our weightings in technology, consumer staples and telecommunications services. At year-end, we were overweighted in technology and consumer staples and underweighted in consumer discretionary, industrial and energy stocks.


MARKET REVIEW

Investors faced a challenging market with continued turbulence for the one-year period ended November 30, 2001. The volatility was largely due to weak corporate earnings, the technology sector correction that began last March, and the tragic events of September 11. Driven by a stream of disappointing earnings news and declining consumer confidence, with no countervailing positive news, stock prices dropped broadly and steeply at times. Many investors abandoned "New Economy" technology stocks and rotated their assets to such "safer havens" as high-quality bonds and more defensive stocks that tend to perform well during periods of extreme market volatility.

Weak corporate earnings continued to impede stock performance, as the much-vaunted mid-year economic recovery failed to materialize. In what was already an unstable environment, the September 11 events rocked the market. The Russell 2000 Growth Index fell 5.5% on the day the market reopened. The Dow Jones Industrial Average fell more than 14% in the first week of renewed trading, its worst weekly loss in nearly 70 years. Despite the Federal Reserve Board's (the Fed's) four-and-a-half percentage point rate cut over the one-year period, equity markets overall posted negative one-year returns. However, the year concluded on a more positive note, as during the last week of September and the months of October and November, the markets rebounded sharply.


INVESTMENT OUTLOOK & STRATEGY

In our opinion, the market faces significant challenges going forward. Against a troubling economic backdrop, the onset of war introduces heightened levels of concern. We are warned against escalating terror. The economic climate is turbulent. Consumers are wary. Airlines are troubled. Capital spending remains weak. The wealth lost in the past six quarters weighs heavily on both consumer and corporate spending plans.

Yet we see significant reasons for hope. American spirits have shown remarkable resilience as we confront the demands of war. Many of the factors that impeded the economy have reversed or disappeared. Remember that the Fed was still tightening the money supply late last year. Now, monetary easing is beginning to show results -- lower rates are spurring mortgage refinancing, enhancing disposable income available to homeowners. Fiscal policy has become aggressively stimulative. Government spending is increasing, we believe additional tax cuts are likely, and deficit spending, at least for the time being, is no longer shunned. At the same time, the inventory liquidation that sapped gross domestic product appears to be complete, allowing industrial production to more closely approximate end-user demand. Finally, energy prices have been falling, reversing the spikes we saw as we entered last year's heating season.

We believe another noteworthy factor is the market's performance following past crises. Although it is common for stocks to fall during crises, they have exhibited a tendency to advance in the crises' aftermath. According to a Ned Davis Research study of the Dow Jones Industrial Average's performance at the time of various crises in the past and during subsequent periods, stocks have typically fallen 7% during a crisis, but have gained 12% in the following 126-day period. Two explanations may account for this. First, the market may immediately discount its deepest fears and subsequently find the long-term effects to be less dire than initially feared. Second, these events have typically been accompanied by monetary stimulus that fueled the market's performance. Although we do not yet know whether the market's discount for our current crisis is adequate, the positive signs with respect to an economic stabilization encourage us.

Regarding small capitalization stocks in particular, we believe relative valuations and growth rates continue to favor this asset class. The International Brokers Estimate System estimated, as of November 30, 2001, that next year's earnings for companies in the Russell 2000 Index are expected to grow 17.5%, while the S&P 500's are expected to grow only 12.1%. In spite of the faster growth, small stocks are cheaper based on price-to-earnings (P/E) ratios. For example, on November 30, 2001, the Russell 2000 Index's P/E was 15.9 times next year's earnings; the S&P 500's was 20.2 times. This combination of higher expected earnings and lower P/E ratios is promising. Also, small stocks have a history of outperforming when the economy emerges from recession. When combined with the long-term strategic advantages of small capitalization stocks (opportunities arising from inefficiently priced securities; entrepreneurial companies; greater potential for growth), these factors lead us to optimism about this asset class. Nonetheless, we remind you to remain aware of smaller stocks' potentially higher volatility, especially in uncertain times.


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged, and investments cannot be made in an index.

FTI EUROPEAN SMALLER COMPANIES FUND

PERFORMANCE

For the 11-month period from the Fund's inception on January 2, 2001, through November 30, 2001, the FTI European Smaller Companies Fund fell 31.10% compared with the 23.42% decline of its benchmark, the HSBC Smaller European Companies Index.* FTI European Smaller Companies Fund's underperformance during the period was primarily the result of the Fund's sector allocations. The Fund did not invest in sectors such as minerals (energy and non-energy) and utilities, which showed strong relative performances for the period under review. Conversely, the Fund was overweighted in such areas as electronic technology and commercial services, which lagged the overall index. Although these sectors' returns were weak during the period, we were able to purchase many high-quality companies at attractive valuations.**


MARKET REVIEW

The September 11 attacks on the U.S. acted to accelerate the downward trend already in motion during 2001, sending global equity markets to new lows. At the end of September, valuations were at levels that led to broad speculation that equity markets had reached a bottom. Markets advanced strongly in October and November, led by the more aggressive growth industries such as wireless telecommunications, semiconductors and software. This marked a clear reversal in industry performance, as the more aggressive growth industries showing the greatest gains after the end of September were precisely those that had the most extreme losses previously in the year. Despite the strong performance of the technology, telecommunications and health technology sectors in the HSBC Smaller European Companies Index during October and November, energy minerals and consumer non-durables were the only index sectors to register positive returns year-to-date through November 30, 2001.

This shift in the performance of aggressive growth versus more defensive sectors is reflected in the relative performance of growth and value stocks during 2001. Although growth-oriented companies began to outperform at the end of September, their losses prior to the end of September still showed significant underperformance year-to-date. Overall, it was the wide discrepancy between growth and value performance during the first quarter that resulted in much of the Fund's underperformance year-to-date through November 30, 2001.

The Fund's stock selection was mixed across sectors and countries during the period under review. For example, in spite of weak performance by the pharmaceuticals industry, our position in Italian pharmaceuticals producer Recordati had the most positive impact on the Fund due to its high earnings visibility and the signing of a promising new licensing agreement. While the telecommunications equipment sector as a whole suffered during the year, our position in Tandberg boosted the Fund's results after rebounding strongly in September as the attacks on September 11 were expected to increase demand for its teleconferencing equipment. Conversely, we sold Leica Geosystems and Pinguely-Haulotte as deteriorating fundamentals affected these companies' outlooks and share price performance.


INVESTMENT OUTLOOK AND STRATEGY

The Fund's investment process remains consistent, emphasizing its goal of creating a widely diversified portfolio of smaller capitalization companies with industry-leading proprietary products and services, sustainable margins and strong balance sheets. Despite the recovery of many of the more aggressive growth stocks and industries during October, our view of the markets going forward demands that we make careful and opportunistic investment decisions. The October rally appeared to be based primarily on valuations as investors opined that certain areas of the market were oversold. In our opinion, the fundamentals still point toward selective investing, and we remain focused on selecting companies with strong franchises and adding to existing holdings of companies with good earnings visibility and sound balance sheets.


* The HSBC Smaller European Companies Index is composed of about 1,500 companies in Europe having market capitalizations in a similar range to that used by the Fund. The composition of the index is updated quarterly. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

FTI BOND FUND

PERFORMANCE

FTI Bond Fund generated a total return of 8.25%* for the year ended November 30, 2001, compared with 11.12% for the Lipper Intermediate Investment Grade Debt Index and 11.16% for the benchmark Lehman Brothers Aggregate Bond Index.** The Fund underperformed its benchmark due to its overweighted exposure in spread products, including high yield bonds. The Fund's yield at the end of November 2001 was 4.58%, while the average maturity was extended from 9.3 years to 9.9 years.


MARKET REVIEW

The U.S. economy already showed signs of slowing prior to September 11, but the terrorist acts greatly extended and deepened the weakness. Shrinking demand prolonged the inventory correction and engendered a fresh round of production cuts and labor demand reduction, negatively impacting consumer spending, a classic sign of recession.

Aimed at cushioning the adverse impact of uncertainty on economic activity, the Federal Reserve Board (the Fed) shifted into an easing mode and slashed interest rates aggressively beginning in January. In the wake of the attacks, the Fed cut rates further by 150 basis points, bringing this cycle's cumulative rate reductions to 450 basis points and taking the federal funds target rate to a 40-year low of 2%. We believe modest additional rate cuts are likely as evidence of economic weakness continues, but the pace should slow in light of substantial monetary and fiscal stimulus already in the pipeline.

Despite economic problems, most spread sectors outperformed Treasuries and by period-end, domestic equity markets reached levels higher than before the attacks. In addition, the overall fixed income market was up for the year under review as interest rates declined. A major event during the reporting period was the Fed's surprise Halloween announcement that it will eliminate 30-year Treasury bond new issuance. The move seemed designed to lower the long-term portion of the yield curve, which had held steady as the short-end plummeted. The Fed appeared to be counting on this action to make mortgage and corporate sector refinancing cheaper, although its effectiveness at engineering an economic turnaround remains to be seen.


INVESTMENT OUTLOOK AND STRATEGY

Although the U.S. economy and markets regained some stability during October, uncertainty still exists as the threat of more terrorist attacks weighs heavily on the nation's psyche. Weakening labor markets are likely to affect consumer confidence. Business investment continues to tumble due to deteriorating profits and excess capital investment from the past decade's boom. U.S. exports are still constrained by the dollar's strength and gathering weakness abroad. Even the formerly resilient housing sector is slipping a bit.

Despite near-term instability, there are several rays of hope on the horizon. Most notably, fiscal and monetary response has been immediate and powerful. More stimuli seem to be on the way such as a fiscal package of tax cuts and spending hikes equal to almost 2% of gross domestic product. Energy prices have fallen substantially, which should boost household and business purchasing power. Information technology-related productivity growth increases are likely to continue, which is encouraging in a time of slowdown in economic activity. All told, the groundwork appears to have been laid for a strong rebound, even stronger in terms of growth rates than was envisioned prior to the attacks. However, it is very difficult to pinpoint the precise timing of the recovery as it depends on how the political and military landscape plays out.

Currently, the bond market is grappling with the rapidly changing yield curve. Reduced supply of 30-year Treasuries should create a dramatic rally on the long end, as their scarcity pushes up prices. This technical factor may help, but should not change, economic fundamentals. Near term, we expect short-term rates to remain low and the yield curve to be historically steep.

Investment-grade corporate bonds underperformed during the year as signs of an economy slipping into recession prompted bondholders to seek the refuge of safer U.S. government and agency bonds. After a short-lived rally in the first half of 2001 and prior to September 11, corporate spreads were wide relative to historical averages as the economy began to enter a recession. The recent sell-off pushed spreads even wider to reflect the increased risk premium demanded by investors. Spreads increased roughly 8 basis points during November as higher-quality and longer-maturity bonds generally outperformed. Uncertainty led us to upgrade our portfolio credit quality and reduce our exposure to weak BBB and crossover credits, vulnerable industry sectors and long-dated bonds. We emphasized liquid securities from higher-quality issuers and industry sectors characterized by free cash-flow generation, leading market positions, sustainable competitive advantages and strong debt protection measures.

Severely affected by a flight to quality after September 11, the broader high yield market underperformed significantly during the period under review. Spreads widened to nearly record levels after the terrorist attacks. The high yield sector still represents good value especially given the reversal from negative to positive flows for high yield mutual funds, a slight steepening of the 3-month to 10-year Treasury yield curve and a modest acceleration in money supply growth. Despite better valuations and October's strong returns, market uncertainty led us to continue to embrace a defensive posture and maintain minimal exposure to high yield bonds.

With 30-year and 15-year mortgage rates falling roughly to 6.5% and 6.0%, mortgage refinancing should increase and pressure current coupons with tremendous supply. Thus, we ended the fiscal year with an underweighted position in these issues. Commercial mortgage-backed securities were a staple of our mortgage portfolio over the last few months of the period, but we reduced our allocation through profit taking. U.S. agency securities seem more attractive to us based on yield and liquidity.

Considering the current market environment, deteriorating credit conditions and increased investor risk aversion, we continue to believe that portfolio credit quality will still be very important in the near future. As a result, we will continue to focus on liquid, high-quality issues. We already began to reduce our exposure to the majority of spread sectors prior to September 11 and continued these measures through fiscal year-end. In addition, market volatility provides us with the chance to do what we do best -- opportunistically invest in sectors when value presents itself. We expect to add spread sector holdings, such as corporate, mortgages and asset-backed securities, and "plus" sector positions, such as high yield, non-U.S. dollar and emerging market bonds from the benchmark Lehman Brothers Aggregate Bond Index, to our portfolio in the weeks and months ahead.


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. As of 11/30/01, the Lipper Intermediate Investment Grade Debt Index consisted of the 30 largest funds in the Intermediate Investment Grade classification based on year-end total net assets. The Lipper index does not include sales charges. The Fund's performance relative to the index might have been different if such charges had been considered. Past performance does not guarantee future results.

FTI MUNICIPAL BOND FUND

PERFORMANCE

FTI Municipal Bond Fund generated a total return of 8.06%* for the year ended November 30, 2001, compared with the Lipper Intermediate Municipal Debt** category's 7.56% return. As the municipal yield curve steepened during the year, the Fund's performance benefited from its emphasis on short-intermediate maturities.


MARKET REVIEW

At period-end, the markets continued to absorb the impact of the tragic September 11 attacks. The economy was already fragile prior to September 11, but the attacks extended and deepened the weakness. The U.S. economy remained in a downward trend, signaling recessionary conditions. Shrinking demand prolonged the inventory correction and engendered a fresh round of production cuts. As a result, layoffs continued and the prospect of significant further pressure on the labor markets seemed apparent. Within this environment, consumer spending weakened in a classic recessionary response. The Federal Reserve Board (the Fed) returned to its aggressive easing mode, aimed at cushioning the adverse impact of uncertainty on economic activity. The Fed cut a total of 450 basis points by the end of November, leaving the federal funds target rate at 2.00%, a 40-year low. Modest additional cuts seem likely as evidence of economic weakness continues, but the pace should slow in light of the extensive monetary and fiscal stimulus already in the pipeline. Despite the nation's economic woes, its equity markets have reached levels higher than pre-September 11, and most spread sectors have outperformed Treasuries.

Another major event during the Fund's fiscal year was the Treasury Department's surprise Halloween announcement that it will eliminate new issuance of the 30-year Treasury bond. The move seems designed to lower the long-term portion of the yield curve, which had held steady as the short-term portion plummeted. The cost of refinancing in the mortgage and corporate sectors would benefit as yields fall. How effective the Treasury's decision will be in engineering an economic turnaround remains to be seen.

Similar to the Treasury market, municipal yields also declined over the course of the year. Specifically, 2-year AAA municipal yields declined 191 basis points to 2.42%, 10-year yields 50 basis points to 4.21%, and 30-year yields 42 basis points to 5.00%. The spread differential between 2- and 30-year municipal yields widened by 149 basis points with the greatest impact on maturities less than 5 years.

As a sector, municipals underperformed Treasuries as the 10-year AAA tax-exempt/taxable ratio began the year at 86% and widened to 88% by period-end. Despite the modest underperformance, the municipal market's performance was impressive given the large increase in supply this year. The historically low interest rate environment in the municipal market contributed to a rise in both new issuance debt and refunding debt. From a demand perspective, municipals benefited from significant equity market weakness as both retail and institutional investors reallocated their portfolios in favor of municipals.

Resulting from the economic slowdown, as well as the repercussions of the September 11 attacks, credit quality in the municipal sector came under increased scrutiny and pressure. Specifically, municipalities heavily dependent upon tourism and sales tax revenue experienced some credit deterioration due to the uncertainty of future traveler and consumer behavior. Additionally many large issuers, such as the State of California, experienced larger-than-anticipated budget deficits, which necessitated budget revisions.

INVESTMENT OUTLOOK AND STRATEGY

The economy regained some stability in October, but uncertainty still exists as the threat of more terrorist attacks weighs on the American psyche. Labor markets continued to deteriorate, cutting into income growth and confidence. Business investment tumbled, hurt by deteriorating profits and an overhang in capital put in place during the economic boom. U.S. exports are constrained by the dollar's strength and gathering weakness abroad. Even the formerly resilient housing sector is slipping a bit. Despite the near-term gloom, there are several rays of hope on the horizon. Most notably, the fiscal and monetary response has been powerful and more stimulus is on the way. A fiscal package of tax cuts and spending hikes equal to almost 2% of the nation's gross domestic product seems to be under way. Substantial reductions in energy prices should boost household and business purchasing power. Also, information-technology related productivity growth increases are likely to continue, which is encouraging in a time of economic slowdown. Overall, the groundwork seems to have been laid for a strong rebound. It is, however, very difficult to pinpoint the precise timing of a recovery since it also depends on how the political and military landscape unfolds.

At the Fund's fiscal year-end, the bond market continued to grapple with the rapidly changing yield curve. The elimination of 30-year Treasury new issues should create a dramatic rally on the long-term portion, as their scarcity pushes up prices. Although this technical factor will help, it is not a change in economic fundamentals. We expect short-term rates to remain low and the yield curve to be historically steep for the near term.

Our outlook for the municipal market is cautionary due to our expectations for an economic rebound in 2002. If the economy improves in 2002, as expected, there could be a reallocation of assets from fixed income to equity securities. As a result, both retail and institutional demand for municipal securities could moderate from the existing high levels. Additionally, municipal supply should continue to be strong as issuers take advantage of historically low interest rates to finance capital projects and/or refinance outstanding debt. However, the magnitude and timing of an economic rebound is uncertain, and demand for municipals could continue at a significant level if the equity markets do not improve.


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Lipper Intermediate Municipal Debt funds invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years.

LAST MEETING OF SHAREHOLDERS


A Special Meeting of Trust shareholders was held on March 30, 2001. As of February 16, 2001, the record date for shareholder voting at the meeting, there were 44,747,855 total outstanding Shares. The following items were considered and approved by shareholders. The results of their voting were as follows:

AGENDA ITEM 1. To approve new Investment Advisory Agreement between the FTI Funds and Fiduciary International Inc.

           FUND                           FOR          AGAINST       ABSTAINED
--------------------------------------------------------------------------------
Municipal Bond Fund                    7,759,023            0            0
Bond Fund                             11,603,248            0            0
Large Cap Growth Fund                  3,448,567            0            0
Large Cap Growth and Income Fund      10,501,242            0            0
Small Cap Equity Fund                  3,707,742        4,697            0
International Equity Fund              5,698,942       17,944            0
European Smaller Companies Fund        1,122,536            0            0

FTI LARGE CAPITALIZATION GROWTH FUND


       GROWTH OF $10,000 INVESTED IN FTI LARGE CAPITALIZATION GROWTH FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Large Capitalization Growth Fund (the "Fund") from December 11, 1998 (start of performance), to November 30, 2001, compared to the Russell 1000 Growth Index
(RUS1).+

[LINE GRAPH]

The following line graph compares the performance of the FTI Large Capitalization Growth Fund to that of the Russell 1000 Growth Index based on a $10,000 investment from 12/11/98 to 11/30/01.

                  FTI LARGE                      FTI Large
               CAPITALIZATION   RUSSELL 1000   Capitalization  Russell 1000
    Date         GROWTH FUND    GROWTH INDEX    Growth Fund    Growth Index
    ----         -----------    ------------    -----------    ------------
   12/11/98        $10,000         $10,000
   11/30/99        $11,790         $12,763         17.90%         27.63%
   11/30/00        $10,723         $11,288         -9.05%        -11.56%
   11/30/01        $ 7,560         $ 8,714        -29.50%        -22.80%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                     (29.50%)
       Start of Performance (12/11/98)                             (8.99%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 1000 Growth Index has been adjusted to reflect reinvestments of dividends on securities in the index.

+ The Russell 1000 Growth Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND


 GROWTH OF $10,000 INVESTED IN FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Large Capitalization Growth and Income Fund (the "Fund") from December 11, 1998 (start of performance), to November 30, 2001, compared to the Standard & Poor's 500 Composite Stock Price Index (S&P 500).+

[LINE GRAPH]

The following line graph compares the performance of the FTI Large Capitalization Growth and Income Fund with that of the S&P 500 Composite Stock Price Index based on a $10,000 investment from 12/11/98 to 11/30/01.

               FTI LARGE CAPITALIZATION                    FTI Lg. Cap
     DATE       GROWTH AND INCOME FUND    S&P 500 INDEX       G&I          S&P 500 $T
     ----       ----------------------    -------------       ---          ----------
   12/11/1998          $10,000               $10,000
   11/30/1999          $11,420               $12,089         14.20%          20.89%
   11/30/2000          $11,194               $11,579         -1.98%          -4.22%
   11/30/2001          $10,162               $10,165         -9.22%         -12.21%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                      (9.22%)
       Start of Performance (12/11/98)                              0.54%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The S&P 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FTI INTERNATIONAL EQUITY FUND


         GROWTH OF A $10,000 INVESTMENT IN FTI INTERNATIONAL EQUITY FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI International Equity Fund (the "Fund") from December 22, 1995 (start of performance), to November 30, 2001, compared to the MSCI Europe Australasia and Far East Index (MSCI EAFE).+

[LINE GRAPH]

The following line graph compares the performance of the FTI International Equity Fund with that of the MSCI Europe Australasia Far East Index based on a $10,000 investment from 12/22/95 to 11/30/01.

                    FTI                         FTI
               INTERNATIONAL                International
                EQUITY FUND     MSCI EAFE    Equity Fund
   12/22/1995     $10,000        $10,000
   11/30/1996     $11,004        $10,898       10.04%
   11/30/1997     $12,436        $10,885       13.01%
   11/30/1998     $14,252        $12,711       14.61%
   11/30/1999     $18,132        $15,435       27.22%
   11/30/2000     $15,044        $13,975       -17.03%
   11/30/2001     $10,883        $11,338       -27.66%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                     (27.66%)
       5 Year                                                      (0.22%)
       Start of Performance (12/22/95)                              1.43%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The MSCI EAFE Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FTI SMALL CAPITALIZATION EQUITY FUND


       GROWTH OF $10,000 INVESTED IN FTI SMALL CAPITALIZATION EQUITY FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Small Capitalization Equity Fund (the "Fund") from December 22, 1995 (start of performance), to November 30, 2001, compared to the Russell 2000 Growth Index
(RUS2).+

[LINE GRAPH]

The following line graph compares the performance of the FTI Small Capitalization Equity Fund with that of the Russell 2000 Growth Index based on a $10,000 investment from 12/22/95 to 11/30/01.

                 FTI SMALL                          FTI Small
               CAPITALIZATION    RUSSELL 2000     Capitalization      Russell 2000
     Date        EQUITY FUND     GROWTH INDEX      Equity Fund        Growth Index
     ----        -----------     ------------      -----------        ------------
   12/22/95        $10,000         $10,000
   11/30/96        $12,080         $10,984            20.80%             9.84%
   11/30/97        $14,370         $12,640            18.96%             15.08%
   11/30/98        $13,603         $11,740            -5.34%             -7.12%
   11/30/99        $21,349         $15,575            56.94%             32.66%
   11/30/00        $23,530         $13,391            10.22%            -14.02%
   11/30/01        $20,966         $12,143           -10.90%             -9.32%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                     (10.90%)
       5 Year                                                      11.66%
       Start of Performance (12/22/95)                             13.27%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Growth Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The Russell 2000 Growth Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FTI EUROPEAN SMALLER COMPANIES FUND


      GROWTH OF A $10,000 INVESTMENT IN FTI EUROPEAN SMALLER COMPANIES FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI European Smaller Companies Fund (the "Fund") from January 2, 2001 (start of performance), to November 30, 2001, compared to the HSBC European Smaller Companies Index.+

[LINE GRAPH]

The following line graph compares the performance of the FTI European Smaller Companies Fund to that of the HSBC European Smaller Companies Index based on a $10,000 investment from 1/02/01 to 11/30/01.

                                                                          HSBC
                                 HSBC SMALLER                           Smaller
                  FTI EUROPEAN     EUROPEAN                             European
                    SMALLER        COMPANIES    FTI European Smaller    Companies
                 COMPANIES FUND      INDEX         Companies Fund         Index
     01/02/2001     $10,000         $10,000
     11/30/2001      $6,890         $7,658             -31.10%           -23.42%

         AGGREGATE TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001++

       Start of Performance (1/2/01)                              (31.10%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The HSBC European Smaller Companies Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The HSBC European Smaller Companies Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

++ Since the Fund has existed for less than one year, average annual total returns are not provided.

FTI BOND FUND



                   GROWTH OF $10,000 INVESTED IN FTI BOND FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Bond Fund (the "Fund") from December 11, 1998 (start of performance), to November 30, 2001, compared to the Lehman Brothers Aggregate Bond Index (LBABI).+

[LINE GRAPH]

The following line graph compares the performance of the FTI Bond Fund with that of the Lehman Brothers Aggregate Bond Index based on a $10,000 investment from 12/11/98 to 11/30/01.

                                              LEHMAN BROTHERS AGGREGATE                   LB Aggregate Bond
      DATE               FTI BOND FUND                BOND INDEX         FTI Bond Fund         Index
   12/11/1998              $10,000                     $10,000
   11/30/1999              $10,031                      $9,996               0.31%            -0.04%
   11/30/2000              $10,786                     $10,902               7.53%             9.06%
   11/30/2001              $11,676                     $12,118               8.25%            11.16%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                       8.25%
       Start of Performance (12/11/98)                              5.35%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Brothers Aggregate Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The Lehman Brothers Aggregate Bond Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FTI MUNICIPAL BOND FUND


              GROWTH OF $10,000 INVESTED IN FTI MUNICIPAL BOND FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Municipal Bond Fund (the "Fund") from December 11, 1998 (start of performance), to November 30, 2001, compared to the Lehman Brothers Municipal Bond 7-Year Index (LB7MB).+

      [FTI MUNICIPAL BOND FUND LINE GRAPH]

The following line graph compares the performance of the FTI Municipal Bond Fund with that of the Lehman Brothers Municipal Bond 7-Year Index based on a $10,000 investment from 12/11/98 to 11/30/01.

      DATE         FTI MUNICIPAL     LEHMAN BROTHER 7-YEAR    FTI Muni Fund        LB7MB
                     BOND FUND          MUNI BOND INDEX
   12/11/1998         $10,000               $10,000
   11/30/1999          $9,934               $10,039               -0.66%           0.39%
   11/30/2000         $10,452               $10,697               5.21%            6.55%
   11/30/2001         $11,294               $11,566               8.06%            8.13%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                       8.06%
       Start of Performance (12/11/98)                              4.18%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Brothers Municipal Bond 7-Year Index has been adjusted to reflect reinvestments of dividends on securities in the index.

+ The Lehman Brothers Municipal Bond 7-Year Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH FUND
STATEMENT OF INVESTMENTS

NOVEMBER 30, 2001

                                                                                      COUNTRY            SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 97.8%
    AEROSPACE & DEFENSE 2.2%

    Raytheon Co. ....................................................................United States        8,000       $  262,160
    United Technologies Corp. .......................................................United States        3,000          180,600
                                                                                                                      ----------
                                                                                                                         442,760
                                                                                                                      ----------

    BANKS 1.5%
    Bank of New York Co. Inc. .......................................................United States        8,000          313,920
                                                                                                                      ----------

    BEVERAGES 1.7%
    PepsiCo Inc. ....................................................................United States        7,000          340,410
                                                                                                                      ----------

(a) BIOTECHNOLOGY 6.0%
    Amgen Inc. ......................................................................United States        4,000          265,720
    Genentech Inc. ..................................................................United States       11,000          631,950
    Genzyme Corp-General Division ...................................................United States        5,800          316,796
                                                                                                                      ----------
                                                                                                                       1,214,466
                                                                                                                      ----------

(a) COMMERCIAL SERVICES & SUPPLIES 2.4%
    Concord EFS Inc. ................................................................United States       16,000          479,360
                                                                                                                      ----------

    COMMUNICATIONS EQUIPMENT 4.7%
(a) Cisco Systems Inc. ..............................................................United States       30,000          613,200
    Nokia Corp., ADR ................................................................   Finland          15,000          345,150
                                                                                                                      ----------
                                                                                                                         958,350
                                                                                                                      ----------

    COMPUTERS & PERIPHERALS 3.5%
(a) EMC Corp. .......................................................................United States       15,000          251,850
    International Business Machines Corp. ...........................................United States        4,000          462,360
                                                                                                                      ----------
                                                                                                                         714,210
                                                                                                                      ----------

    DIVERSIFIED FINANCIALS 3.5%
    American Express Co. ............................................................United States        8,500          279,735
    Citigroup Inc. ..................................................................United States        9,000          431,100
                                                                                                                      ----------
                                                                                                                         710,835
                                                                                                                      ----------

(a) DIVERSIFIED TELECOMMUNICATION SERVICES .7%
    Broadwing Inc. ..................................................................United States       16,000          152,320
                                                                                                                      ----------

(a) ELECTRONIC EQUIPMENT & INSTRUMENTS 3.1%
    Agilent Technologies Inc. .......................................................United States       13,000          354,510
    Solectron Corp. .................................................................United States       19,000          279,300
                                                                                                                      ----------
                                                                                                                         633,810
                                                                                                                      ----------

    ENERGY EQUIPMENT & SERVICES 1.4%
    Transocean Sedco Forex Inc. .....................................................United States       10,000          283,000
                                                                                                                      ----------

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH FUND

                                                                                      COUNTRY            SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
   FOOD & DRUG RETAILING .8%
   SYSCO Corp. .................................................................     United States        7,000       $  172,130
                                                                                                                      ----------

   HEALTH CARE EQUIPMENT & SUPPLIES 4.7%
   Applera Corp-Applied Biosystems Group .......................................     United States       10,000          331,000
   Medtronic Inc. ..............................................................     United States       13,000          614,640
                                                                                                                      ----------
                                                                                                                         945,640
                                                                                                                      ----------

   HEALTH CARE PROVIDERS & SERVICES 4.1%
   Cardinal Health Inc. ........................................................     United States        6,000         409,920
(a)Tenet Healthcare Corp. ......................................................     United States        3,500         210,000
   UnitedHealth Group Inc. .....................................................     United States        3,000         214,350
                                                                                                                      ----------
                                                                                                                        834,270
                                                                                                                      ----------

   INDUSTRIAL CONGLOMERATES 9.9%
   General Electric Co. ........................................................     United States       25,000          962,500
   Tyco International Ltd. .....................................................     United States       17,800        1,046,640
                                                                                                                      ----------
                                                                                                                       2,009,140
                                                                                                                      ----------

   INSURANCE 6.2%
   American International Group Inc. ...........................................     United States        6,000          494,400
   Marsh & McLennan Cos. Inc. ..................................................     United States        4,000          427,880
   St. Paul Cos. Inc. ..........................................................     United States        7,000          329,560
                                                                                                                      ----------
                                                                                                                       1,251,840
                                                                                                                      ----------

(a)INTERNET SOFTWARE & SERVICES .9%
   Check Point Software Technologies Ltd. ......................................       Israel             5,000          191,750
                                                                                                                      ----------

   IT CONSULTING & SERVICES 3.4%
   Electronic Data Systems Corp. ...............................................     United States       10,000          692,200
                                                                                                                      ----------

   LEISURE EQUIPMENT & PRODUCTS 1.4%
   Mattel Inc. .................................................................     United States       15,000          276,150
                                                                                                                      ----------

(a)MEDIA 10.0%
   AOL Time Warner Inc. ........................................................     United States       15,000          523,500
   Clear Channel Communications Inc. ...........................................     United States        8,000          373,840
   Comcast Corp., A ............................................................     United States        9,000          342,000
   Gemstar-TV Guide International Inc. .........................................     United States       10,000          277,300
   Liberty Media Corp., A ......................................................     United States       22,000          289,300
   Viacom Inc., B ..............................................................     United States        5,000          218,250
                                                                                                                      ----------
                                                                                                                       2,024,190
                                                                                                                      ----------

   MULTILINE RETAIL 3.8%
(a)Costco Wholesale Corp. ......................................................     United States        8,000          327,040
   Wal-Mart Stores, Inc. .......................................................     United States        8,000          441,200
                                                                                                                      ----------
                                                                                                                         768,240
                                                                                                                      ----------

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH FUND

                                                                                        COUNTRY          SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
   PHARMACEUTICALS 10.1%
   Eli Lilly & Co. .............................................................     United States        5,000       $  413,350
   Johnson & Johnson ...........................................................     United States        6,500          378,625
   Merck & Co. Inc. ............................................................     United States        7,000          474,250
   Pfizer Inc. .................................................................     United States       13,000          563,030
   Schering-Plough Corp. .......................................................     United States        6,000          214,380
                                                                                                                      ----------
                                                                                                                       2,043,635
                                                                                                                      ----------

   SEMICONDUCTOR EQUIPMENT & PRODUCTS 2.7%
(a)Applied Materials Inc. ......................................................     United States        4,000          158,960
   Intel Corp. .................................................................     United States       12,000          391,920
                                                                                                                      ----------
                                                                                                                         550,880
                                                                                                                      ----------

(a)SOFTWARE 4.9%
   Mercury Interactive Corp. ...................................................      United States        6,000          184,740
   Microsoft Corp. .............................................................      United States        7,000          449,470
   Oracle Corp. ................................................................      United States       25,000          350,750
                                                                                                                      ----------
                                                                                                                         984,960
                                                                                                                      ----------

   SPECIALTY RETAIL 1.2%
   Home Depot Inc. .............................................................     United States        5,000          233,300
                                                                                                                      ----------

   TOBACCO .7%
   Philip Morris Cos. Inc. .....................................................     United States        3,000          141,510
                                                                                                                      ----------

(a)WIRELESS TELECOMMUNICATION SERVICES 2.3%
   Nextel Communications Inc., A ...............................................     United States       20,000          214,200
   Sprint Corp. (PCS Group) ....................................................     United States       10,000          249,500
                                                                                                                      ----------
                                                                                                                         463,700
                                                                                                                      ----------
 TOTAL COMMON STOCKS (COST $18,638,843) ........................................                                      19,826,976
                                                                                                                      ----------

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT
(b)REPURCHASE AGREEMENT (COST $376,000) 1.8%
   J.P. Morgan Chase & Co., 1.05%, 12/03/01, (Maturity Value $376,033)
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and
     U.S. Government Agencies .......................................................United States     $376,000          376,000
                                                                                                                     -----------
 TOTAL INVESTMENTS (COST $19,014,843) 99.6% .........................................                                 20,202,976

 OTHER ASSETS, LESS LIABILITIES .4% .................................................                                     79,913
                                                                                                                     -----------
 TOTAL NET ASSETS 100.0% ............................................................                                $20,282,889
                                                                                                                     -----------


(a) Non-income producing.

(b) See note 1(d) regarding repurchase agreements.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS

NOVEMBER 30, 2001

                                                                                        COUNTRY          SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 76.0%
   AEROSPACE & DEFENSE 3.2%
   Curtiss Wright Corp., B ..........................................................United States        2,468       $   98,720
   Honeywell International Inc. .....................................................United States       70,000        2,319,800
                                                                                                                      ----------
                                                                                                                       2,418,520
                                                                                                                      ----------

   CHEMICALS 2.7%
   Dow Chemical Co. .................................................................United States       53,000        1,987,500
                                                                                                                      ----------

   COMMUNICATIONS EQUIPMENT 2.2%
   Corning Inc. .....................................................................United States      171,000        1,612,530
                                                                                                                      ----------

   COMPUTERS & PERIPHERALS 5.3%
   International Business Machines Corp. ............................................United States       34,000        3,930,060
                                                                                                                      ----------

   DIVERSIFIED FINANCIALS 2.0%
   Citigroup Inc. ...................................................................United States       31,000        1,484,900
                                                                                                                      ----------

   DIVERSIFIED TELECOMMUNICATION SERVICES 5.5%
   AT&T Corp. .......................................................................United States       92,000        1,609,080
   Verizon Communications ...........................................................United States       53,000        2,491,000
                                                                                                                      ----------
                                                                                                                       4,100,080
                                                                                                                      ----------

   FOOD PRODUCTS 3.3%
   Archer Daniels Midland Co. .......................................................United States      158,550        2,440,085
                                                                                                                      ----------

   HOUSEHOLD PRODUCTS 3.5%
   Procter & Gamble Co. .............................................................United States       34,000        2,633,640
                                                                                                                      ----------

   INDUSTRIAL CONGLOMERATES 5.4%
   General Electric Co. .............................................................United States       40,000        1,540,000
   Tyco International Ltd. ..........................................................United States       43,000        2,528,400
                                                                                                                      ----------
                                                                                                                       4,068,400
                                                                                                                      ----------

   INSURANCE 9.7%
   American International Group Inc. ................................................United States        5,000          412,000
   St. Paul Cos.Inc. ................................................................United States       47,000        2,212,760
   Unitrin Inc. .....................................................................United States       38,000        1,478,200
   XL Capital Ltd., A ...............................................................  Bermuda           34,000        3,161,320
                                                                                                                      ----------
                                                                                                                       7,264,280
                                                                                                                      ----------

(a)MEDIA 1.9%
   Liberty Media Corp., A ...........................................................United States      110,000        1,446,500
                                                                                                                      ----------

(a)MULTILINE RETAIL 2.8%
   Costco Wholesale Corp. ...........................................................United States       51,000        2,084,880
                                                                                                                      ----------

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH & INCOME FUND

                                                                                       COUNTRY           SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
   OIL & GAS 10.0%
   BP PLC, ADR........................................................               United Kingdom      76,000      $ 3,356,920
   Exxon Mobil Corp. .................................................               United States      110,000        4,114,000
                                                                                                                      ----------
                                                                                                                       7,470,920
                                                                                                                      ----------

   PHARMACEUTICALS 14.7%
   Eli Lilly & Co. ...................................................               United States       35,000        2,893,450
   Johnson & Johnson..................................................               United States       80,000        4,660,000
   Merck & Co. Inc. ..................................................               United States       50,000        3,387,500
                                                                                                                      ----------
                                                                                                                      10,940,950
                                                                                                                      ----------

   SEMICONDUCTOR EQUIPMENT & PRODUCTS 3.8%

(a)Analog Devices Inc. ...............................................              United States        2,000           85,000
   Intel Corp. .......................................................               United States       85,000        2,776,099
                                                                                                                      ----------
                                                                                                                       2,861,099
                                                                                                                      ----------
   TOTAL COMMON STOCKS (COST $35,111,812).............................                                                56,744,344
                                                                                                                      ----------
   PREFERRED STOCKS (COST $1,802,740) 2.8%
   Electronic Data Systems Corp., 7.625%, cvt. pfd. ..................               United States       36,000        2,069,640
                                                                                                                      ----------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $36,914,553)                                                   58,813,984
                                                                                                                      ----------

                                                                                                        PRINCIPAL
                                                                                                         AMOUNT
                                                                                                         ------
(b)REPURCHASE AGREEMENT (COST $17,246,000) 23.1%
   J.P. Morgan Chase & Co., 1.05%, 12/03/01, (Maturity Value $17,247,509)
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and
     U.S. Government Agencies.........................................               United States     $17,246,000    17,246,000
                                                                                                                     -----------
   TOTAL INVESTMENTS (COST $54,160,553) 101.9%........................                                                76,059,984
   OTHER ASSETS, LESS LIABILITIES (1.9%)..............................                                                (1,425,681)
                                                                                                                     -----------
   TOTAL NET ASSETS 100.0%............................................                                               $74,634,303
                                                                                                                     ===========


(a) Non-income producing.

(b) See note 1(d) regarding repurchase agreements.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
INTERNATIONAL EQUITY FUND
STATEMENT OF INVESTMENTS

NOVEMBER 30, 2001

                                                                                        INDUSTRY         SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 98.5%
   AUSTRALIA 1.1%
                                                                                      Food & Drug
   Woolworths Ltd. ..................................................................  Retailing         87,000       $  502,146
                                                                                                                      ----------

   CANADA 2.9%
                                                                                       Electronic
                                                                                       Equipment
(a)Celestica Inc. ...................................................................& Instruments       30,600        1,294,074
                                                                                                                      ----------

   DENMARK 9.7%
   Danske Bank ......................................................................    Banks           64,000        1,012,829

                                                                                      Commercial
                                                                                       Services &
(a)ISS A/S ..........................................................................  Supplies          17,700          979,854


   Novo Nordisk AS, B ...............................................................Pharmaceuticals     36,900        1,434,363

                                                                                      Electrical
   Vestas Wind Systems AS ...........................................................  Equipment         26,000          866,729
                                                                                                                      ----------
                                                                                                                       4,293,775
                                                                                                                      ----------

   FINLAND 1.4%
                                                                                     Communications
   Nokia Corp., A ...................................................................  Equipment         27,000          631,270
                                                                                                                      ----------

   FRANCE 8.4%
                                                                                     Communications
   Alcatel SA .......................................................................  Equipment         37,700          688,266

                                                                                       Personal
   L'Oreal SA .......................................................................  Products          16,600        1,142,781

   Sanofi Synthelabo SA .............................................................Pharmaceuticals     18,500        1,282,696

                                                                                     Semiconductor
                                                                                      Equipment &
   STMicroelectronics NV ............................................................  Products          18,000          611,115
                                                                                                                      ----------
                                                                                                                       3,724,858
                                                                                                                      ----------

   GERMANY 9.2%
   Bayerische Motoren Werke AG ...................................................... Automobiles        35,600        1,148,057

                                                                                      Diversified
   MLP AG ........................................................................... Financials         16,500        1,211,278

   Schering AG ......................................................................Pharmaceuticals     32,200        1,742,223
                                                                                                                      ----------
                                                                                                                       4,101,558
                                                                                                                      ----------

   HONG KONG 4.5%
   Cheung Kong Holdings Ltd. ........................................................ Real Estate        70,000          677,664

   Denway Motors Ltd. ............................................................... Automobiles     1,196,000          360,386

                                                                                      Electric
   Hong Kong Electric Holdings Ltd. ................................................. Utilities         116,500          426,483

   Li & Fung Ltd. ...................................................................Distributors       464,000          517,615
                                                                                                                      ----------
                                                                                                                       1,982,148
                                                                                                                      ----------

   IRISH REPUBLIC 2.3%
   Allied Irish Banks PLC ...........................................................   Banks            97,600        1,026,429
                                                                                                                      ----------

   ITALY 8.5%
   Arnoldo Mondadori Editore SpA ....................................................   Media            82,600          530,530
   Eni SpA .......................................................................... Oil & Gas          92,400        1,086,795
                                                                                     Diversified
   Mediolanum SpA ................................................................... Financials        127,400        1,144,673

                                                                                       Energy
                                                                                      Equipment
   Saipem SpA ....................................................................... & Services        220,900          993,368
                                                                                                                      ----------
                                                                                                                       3,755,366
                                                                                                                      ----------

FIDUCIARY TRUST INTERNATIONAL
INTERNATIONAL EQUITY FUND

                                                                                        INDUSTRY         SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
   JAPAN 15.9%
                                                                                        Office
   Canon Inc. ....................................................................... Electronics        16,000       $  541,471

   Fanuc Ltd. .......................................................................  Machinery         14,500          682,519

                                                                                       Household
   KAO Corp. ........................................................................  Products          48,000        1,024,509

                                                                                      Computers &
   NEC Corp. ........................................................................ Peripherals        49,000          497,874

                                                                                      Diversified
(a)Nomura Holdings Inc. ............................................................. Financials         70,000          971,433

                                                                                       Wireless
                                                                                     Telecommunication
   NTT DoCoMo Inc. ..................................................................  Services              29          378,916

                                                                                       Household
   Pioneer Corp. ....................................................................  Durables          30,000          723,097

   Shin-Etsu Chemical Co. Ltd. ......................................................  Chemicals         18,000          680,734
   SMC Corp. ........................................................................  Machinery          5,500          555,713
   Tokio Marine & Fire Insurance Co. Ltd. ...........................................  Insurance         56,000          443,110

                                                                                     Air Freight &
   Yamato Transport Co. Ltd. ........................................................  Couriers          29,000          551,899
                                                                                                                      ----------
                                                                                                                       7,051,275
                                                                                                                      ----------

   NETHERLANDS 5.3%
                                                                                      Diversified
   ING Groep NV ..................................................................... Financials         54,000        1,412,497

   Royal Dutch Petroleum Co. ........................................................ Oil & Gas          19,000          919,090
                                                                                                                      ----------
                                                                                                                       2,331,587
                                                                                                                      ----------

   SPAIN .9%
                                                                                      Specialty
(a)Inditex ..........................................................................   Retail           19,750          381,087
                                                                                                                      ----------

   SWITZERLAND 3.7%
   Novartis AG ......................................................................Pharmaceuticals     30,000        1,056,673
   Serono SA, B .....................................................................Biotechnology          720          596,709
                                                                                                                      ----------
                                                                                                                       1,653,382
                                                                                                                      ----------

   TAIWAN .3%
                                                                                     Semiconductor
                                                                                      Equipment &
(a)United Microelectronics Corp., ADR ...............................................  Products          18,860          146,919
                                                                                                                      ----------


   UNITED KINGDOM 24.4%
                                                                                     Diversified
   Amvescap PLC ..................................................................... Financials         85,000        1,211,463

   BP PLC ...........................................................................  Oil & Gas        118,400          874,967

                                                                                       Hotels
                                                                                     Restaurants
   Compass Group PLC ................................................................ & Leisure         150,000        1,074,283

   Diageo PLC ....................................................................... Beverages          53,500          571,882

                                                                                      Air Freight
   Exel PLC ......................................................................... & Couriers         64,000          729,728

   Lloyds TSB Group PLC .............................................................   Banks           109,100        1,122,673

                                                                                       Household
   Reckitt Benckiser PLC ............................................................  Products          13,100          172,331

   Reed International PLC ...........................................................   Media           104,000          874,534

   Royal Bank of Scotland Group PLC .................................................   Banks            45,000        1,042,215

(a)Telewest Communications PLC ......................................................   Media           397,100          365,049

                                                                                      Food & Drug
   Tesco PLC ........................................................................  Retailing        420,000        1,439,646

                                                                                      Wireless
                                                                                     Telecommunication
   Vodafone Group PLC ............................................................... Services          350,000          897,905

                                                                                      Food & Drug
   William Morrison Supermarkets PLC ................................................  Retailing        170,000          482,162
                                                                                                                      ----------
                                                                                                                      10,858,838
                                                                                                                      ----------
 TOTAL COMMON STOCKS (COST $45,746,723) .............................................                                 43,734,712
                                                                                                                      ----------

FIDUCIARY TRUST INTERNATIONAL
INTERNATIONAL EQUITY FUND

                                                                                       PRINCIPAL
                                                                                         AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------------
(b)REPURCHASE AGREEMENT (COST $4,369,000) 9.8%
   J.P. Morgan Chase & Co. Inc., 1.05%, 12/03/01, (Maturity Value $4,369,382)
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and
     U.S. Government Agencies .......................................................   $4,369,000    $ 4,369,000
                                                                                                      -----------
 TOTAL INVESTMENTS (COST $50,115,723) 108.3% ........................................                  48,103,712
 OTHER ASSETS LESS LIABILITIES (8.7)% ...............................................                  (3,888,236)
 NET EQUITY IN FORWARD CONTRACTS .4% ................................................                     189,522
                                                                                                      -----------
 TOTAL NET ASSETS 100.0% ............................................................                 $44,404,998
                                                                                                      ===========


(a)Non-income producing.

(b)See note 1(d) regarding repurchase agreements.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
SMALL CAPITALIZATION EQUITY FUND
STATEMENT OF INVESTMENTS

NOVEMBER 30, 2001

                                                                                       COUNTRY           SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 90.8%

(a)AEROSPACE & DEFENSE 1.4%
   Titan Corp. ......................................................................United States       53,400      $ 1,394,808
                                                                                                                     -----------

   BANKS 2.8%
   City National Corp. ..............................................................United States       32,300        1,406,665
   Westamerica Bancorp. .............................................................United States       33,600        1,310,064
                                                                                                                     -----------
                                                                                                                       2,716,729
                                                                                                                     -----------

(a)BIOTECHNOLOGY 6.5%
   Cell Genesys Inc. ................................................................United States       49,300        1,126,998
   Charles River Laboratories International Inc. ....................................United States       24,400          808,860
   Dyax Corp. .......................................................................United States       49,600          584,288
   Emisphere Technologies Inc. ......................................................United States       52,300        1,490,550
   ImmunoGen Inc. ...................................................................United States       59,000          971,730
   Xoma Ltd. ........................................................................United States      152,400        1,313,688
                                                                                                                     -----------
                                                                                                                       6,296,114
                                                                                                                     -----------

   CHEMICALS 3.4%
(a)Ionics Inc. ......................................................................United States       30,900          838,935
   Minerals Technologies Inc. .......................................................United States       31,500        1,408,050
   OM Group Inc. ....................................................................United States       17,300        1,050,975
                                                                                                                     -----------
                                                                                                                       3,297,960
                                                                                                                     -----------

   COMMERCIAL SERVICES & SUPPLIES 7.4%
(a)Barra Inc. .......................................................................United States       19,000          887,110
(a)Charles River Associates Inc. ....................................................United States       39,500          793,555
   Education Management Corp. .......................................................United States       41,200        1,516,160
(a)FreeMarkets Inc. .................................................................United States       65,300        1,289,675
(a)Perot Systems Corp., A ...........................................................United States       55,300        1,014,755
(a)Webex Communications Inc. ........................................................United States       53,300        1,711,463
                                                                                                                     -----------
                                                                                                                       7,212,718
                                                                                                                     -----------

(a)COMMUNICATIONS EQUIPMENT 2.5%
   Harmonic Inc. ....................................................................United States       97,200        1,182,924
   Sycamore Networks Inc. ...........................................................United States      243,000        1,273,320
                                                                                                                     -----------
                                                                                                                       2,456,244
                                                                                                                     -----------

   CONTAINERS & PACKAGING 2.4%
   AptarGroup Inc. ..................................................................United States       15,200          498,560
(a)Mobile Mini Inc. .................................................................United States       56,300        1,801,037
                                                                                                                     -----------
                                                                                                                       2,299,597
                                                                                                                     -----------

FIDUCIARY TRUST INTERNATIONAL
SMALL CAPITALIZATION EQUITY FUND

                                                                                       COUNTRY           SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
(a)DISTRIBUTORS 1.9%
   Brightpoint Inc. .................................................................United States      253,900       $  812,480
   SCP Pool Corp. ...................................................................United States       38,400          991,104
                                                                                                                     -----------
                                                                                                                       1,803,584
                                                                                                                     -----------

   DIVERSIFIED FINANCIALS 2.2%
(a)Investment Technology Group Inc. .................................................United States       21,500        1,236,250
   Raymond James Financial Inc. .....................................................United States       29,000          936,700
                                                                                                                     -----------
                                                                                                                       2,172,950
                                                                                                                     -----------

(a)DIVERSIFIED TELECOMMUNICATION SERVICES 1.3%
   Allegiance Telecom Inc. ..........................................................United States      156,400        1,252,764
                                                                                                                     -----------

(a)ELECTRICAL EQUIPMENT .6%
   AstroPower Inc. ..................................................................United States       16,900          616,850
                                                                                                                     -----------

(a)ELECTRONIC EQUIPMENT & INSTRUMENTS 4.2%
   FuelCell Energy Inc. .............................................................United States       51,400          808,008
   Integrated Circuit Systems Inc. ..................................................United States      101,000        1,890,821
   Power Integrations Inc. ..........................................................United States       61,500        1,396,050
                                                                                                                     -----------
                                                                                                                       4,094,879
                                                                                                                     -----------

(a)ENERGY EQUIPMENT & SERVICES 1.0%
   Universal Compression Holdings Inc. ..............................................United States       36,500          982,215
                                                                                                                     -----------
   FOOD & DRUG RETAILING 3.5%
   Duane Reade Inc. .................................................................United States       13,900          458,005
(a)United Natural Foods Inc. ........................................................United States       74,100        1,667,991
(a)Whole Foods Market Inc. ..........................................................United States       30,700        1,317,337
                                                                                                                     -----------
                                                                                                                       3,443,333
                                                                                                                     -----------

   FOOD PRODUCTS 1.0%
   Dreyer's Grand Ice Cream Inc. ....................................................United States       29,100        1,018,209
                                                                                                                     -----------

(a)HEALTH CARE EQUIPMENT & SUPPLIES 3.0%
   Atrix Laboratories Inc. ..........................................................United States       56,800        1,420,000
   SonoSite Inc. ....................................................................United States       61,500        1,515,975
                                                                                                                     -----------
                                                                                                                       2,935,975
                                                                                                                     -----------

   HEALTH CARE PROVIDERS & SERVICES 10.3%
(a)Accredo Health Inc. ..............................................................United States       22,600          835,296
(a)Apria Healthcare Group Inc. ......................................................United States       34,200          822,852
(a)Beverly Enterprises Inc. .........................................................United States      167,900        1,527,890
(a)Coventry Health Care Inc. ........................................................United States       63,800        1,338,524
   First Health Group Corp. .........................................................United States       19,300          464,165
(a)Priority Healthcare Corp., B .....................................................United States       67,200        2,219,548
(a)Renal Care Group Inc. ............................................................United States       61,000        1,955,660
(a)Sunrise Assisted Living Inc. .....................................................United States       34,000          935,000
                                                                                                                     -----------
                                                                                                                      10,098,935
                                                                                                                     -----------

FIDUCIARY TRUST INTERNATIONAL
SMALL CAPITALIZATION EQUITY FUND

                                                                                       COUNTRY           SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
(a)HOTELS RESTAURANTS & LEISURE 2.6%
   Argosy Gaming Co. ................................................................United States       46,700      $ 1,531,760
   Choice Hotels International Inc. .................................................United States       52,100          956,035
                                                                                                                     -----------
                                                                                                                       2,487,795
                                                                                                                     -----------

   HOUSEHOLD DURABLES 1.6%
   La-Z-Boy Inc. ....................................................................United States       75,700        1,589,700
                                                                                                                     -----------

   INSURANCE 4.4%
(a)ChoicePoint Inc. .................................................................United States       30,100        1,417,710
   Markel Corp. .....................................................................United States        2,300          421,521
   Radian Group Inc. ................................................................United States       24,800          949,840
   Renaissance Holdings Ltd. ........................................................   Bermuda          15,400        1,521,674
                                                                                                                     -----------
                                                                                                                       4,310,745
                                                                                                                     -----------

(a)INTERNET & CATALOG RETAIL 1.2%
   1-800-Flowers.com Inc. ...........................................................United States       22,243          321,635
   School Specialty Inc. ............................................................United States       33,500          842,525
                                                                                                                     -----------
                                                                                                                       1,164,160
                                                                                                                     -----------

(a)IT CONSULTING & SERVICES 1.0%
   Tier Technologies Inc., B ........................................................United States       57,200          989,560
                                                                                                                     -----------

(a)LEISURE EQUIPMENT & PRODUCTS 1.5%
   Take-Two Interactive Software Inc. ...............................................United States      104,100        1,451,154
                                                                                                                     -----------

(a)OIL & GAS 1.2%
   Spinnaker Exploration Co. ........................................................United States       28,900        1,198,483
                                                                                                                     -----------

(a)PERSONAL PRODUCTS .7%
   NBTY Inc. ........................................................................United States       58,800          683,256
                                                                                                                     -----------

   PHARMACEUTICALS 1.5%
(a)Cell Therapeutics Inc. ...........................................................United States       52,500        1,436,400
                                                                                                                     -----------

   REAL ESTATE 1.1%
   Ventas Inc. ......................................................................United States       87,300        1,065,060
                                                                                                                     -----------

(a)SEMICONDUCTOR EQUIPMENT & PRODUCTS 8.1%
   ATMI Inc. ........................................................................United States       65,700        1,484,820
   Brooks Automation Inc. ...........................................................United States       32,200        1,183,350
   Cirrus Logic Inc. ................................................................United States       73,000          971,630
   Exar Corp. .......................................................................United States       42,300          837,540
   Oak Technology Inc. ..............................................................United States      162,000        1,885,680
   Photon Dynamics Inc. .............................................................United States       41,200        1,612,156
                                                                                                                     -----------
                                                                                                                       7,975,176
                                                                                                                     -----------

   SOFTWARE 6.9%
(a)Documentum Inc. ..................................................................United States       70,800        1,338,120
(a)Manugistics Group Inc. ...........................................................United States      143,800        1,696,840
(a)Netiq Corp. ......................................................................United States       19,000          642,390

FIDUCIARY TRUST INTERNATIONAL
SMALL CAPITALIZATION EQUITY FUND

                                                                                       COUNTRY           SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
   SOFTWARE (continued)
   Precise Software Solutions Ltd. ..................................................    Israel          51,200       $  990,720
(a)Secure Computing Corp. ...........................................................United States       95,500        2,076,170
                                                                                                                     -----------
                                                                                                                       6,744,240
                                                                                                                     -----------

(a)SPECIALTY RETAIL .8%
   Genesco Inc. .....................................................................United States       41,600          798,720
                                                                                                                     -----------

   WATER UTILITIES 1.4%
   Philadelphia Suburban Corp. ......................................................United States       44,800        1,342,656
                                                                                                                     -----------

(a)WIRELESS TELECOMMUNICATION SERVICES 1.4%
   Airgate PCS Inc. .................................................................United States       25,100        1,317,750
                                                                                                                     -----------

   TOTAL COMMON STOCKS (COST $82,224,231) ...........................................                                 88,648,719
                                                                                                                     -----------

                                                                                                     PRINCIPAL
                                                                                                       AMOUNT
                                                                                                       ------
(b)REPURCHASE AGREEMENT (COST $10,005,000) 10.2%
   J.P. Morgan Chase & Co., 1.05%, 12/03/01 (Maturity Value $10,005,875)
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and
     U.S. Government Agencies .......................................................                $10,005,000         10,005,000
                                                                                                                        ------------
   TOTAL INVESTMENTS (COST $92,229,231) 101.0% ......................................                                    98,653,719
   OTHER ASSETS, LESS LIABILITIES (1.0)% ............................................                                      (993,472)
                                                                                                                        ------------
   TOTAL NET ASSETS 100.0% ..........................................................                                   $97,660,247
                                                                                                                        ============

(a)Non-income producing.

(b)At November 30, 2001, all repurchase agreements held by the fund had been entered into on that date.

FIDUCIARY TRUST INTERNATIONAL
EUROPEAN SMALLER COMPANIES FUND
STATEMENT OF INVESTMENTS
NOVEMBER 30, 2001


                                                                      INDUSTRY                 SHARES      VALUE
------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 93.0%

 BELGIUM 2.0%
 Omega Pharma SA .....................................    Health Care Equipment & Supplies      6,955   $  289,085
                                                                                                        ----------
 DENMARK 5.2%
(a)Coloplast AS ......................................    Health Care Equipment & Supplies      4,970      328,965
 Group 4 Falck AS ....................................     Commercial Services & Supplies       2,350      285,640
 TK Development AS ...................................               Real Estate                6,440      139,505
                                                                                                        ----------
                                                                                                           754,110
                                                                                                        ----------
 FINLAND 7.7%
 Hartwall OYJ, A .....................................                Beverages                 9,720      204,619
 Instrumentarium Corp. ...............................    Health Care Equipment & Supplies      7,315      307,325
 Uponor OYJ ..........................................            Building Products            19,270      315,896
(a)Vaisala OYJ, A ....................................   Electronic Equipment & Instruments    11,350      292,311
                                                                                                        ----------
                                                                                                         1,120,151
                                                                                                        ----------
 FRANCE 12.3%
(a)April Group .......................................                  Banks                  16,350      255,578
(a)Beneteau ..........................................      Leisure Equipment & Products        1,800      135,203
 Brioche Pasquier SA .................................              Food Products               2,140      132,657
 Elior ...............................................      Hotels Restaurants & Leisure       18,050      134,851
(a)Marionnaud Parfumaries ............................            Specialty Retail              6,996      305,768
(a)Medidep SA ........................................    Health Care Providers & Services      7,600      121,184
(a)Neopost SA ........................................     Commercial Services & Supplies      10,530      321,186
 Penauille Polyservices ..............................     Commercial Services & Supplies       5,060      158,873
 Royal Canin SA ......................................              Food Products               1,725      206,910
                                                                                                        ----------
                                                                                                         1,772,210
                                                                                                        ----------
 GERMANY 7.0%
 FJA AG ..............................................                Software                  3,005      135,563
 Puma AG .............................................            Specialty Retail              9,420      238,048
 Stada Arzneimittel AG ...............................             Pharmaceuticals              4,545      145,349
(a)Techem AG .........................................     Commercial Services & Supplies      10,030      226,958
(a)Wedeco AG Water Technology ........................             Water Utilities              8,379      268,711
                                                                                                        ----------
                                                                                                         1,014,629
                                                                                                        ----------
 IRISH REPUBLIC 4.6%
 Anglo Irish Bank Corp. PLC ..........................                  Banks                  46,295      174,178
 IFG Group PLC .......................................                  Banks                  85,700      237,987
 Kingspan Group PLC ..................................       Construction & Engineering        87,610      249,570
                                                                                                        ----------
                                                                                                           661,735
                                                                                                        ----------

FIDUCIARY TRUST INTERNATIONAL
EUROPEAN SMALLER COMPANIES FUND


                                                                      INDUSTRY                 SHARES      VALUE
------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (continued)

 ITALY 8.9%
 Arnoldo Mondadori Editore SpA .......................                  Media                  34,500   $  221,589
(a)Bayerische Vita SA ................................                Insurance                32,667      216,254
 Credito Emiliano SpA ................................                  Banks                  29,220      141,346
(a)Ferritti SpA ......................................      Leisure Equipment & Products       89,600      292,160
(a)Permasteelisa SpA .................................       Construction & Engineering        10,595      142,365
 Recordati SpA .......................................             Pharmaceuticals             15,000      282,177
                                                                                                        ----------
                                                                                                         1,295,891
                                                                                                        ----------
(a)NETHERLANDS 1.6%
 Qiagen NV ...........................................              Biotechnology              11,355      225,814
                                                                                                        ----------
 NORWAY 3.3%
(a)Tandberg ASA ......................................   Electronic Equipment & Instruments    14,030      287,635
 Tomra Systems ASA ...................................                Machinery                18,025      191,837
                                                                                                        ----------
                                                                                                           479,472
                                                                                                        ----------
 SPAIN 5.1%
 Azkoyen SA ..........................................                Machinery                29,850      264,722
(a)Baron De Ley SA ...................................                Beverages                 7,900      179,751
(a)Grupo Auxiliar Metalurgico SA (GAMESA) ............   Semiconductor Equipment & Products     9,750      155,466
 Zardoya Otis SA .....................................                Machinery                15,015      141,230
                                                                                                        ----------
                                                                                                           741,169
                                                                                                        ----------
 SWEDEN 8.9%
(a)Capio AB ..........................................    Health Care Providers & Services     36,550      232,977
 Eniro AB ............................................     Commercial Services & Supplies      37,630      278,662
(a)Karo Bio AB .......................................     Commercial Services & Supplies       5,995      194,720
(a)Modern Times Group AB .............................                  Media                  11,750      253,328
(a)Perbio Science AB .................................             Pharmaceuticals             10,370      151,642
(a)Q-Med AB ..........................................    Health Care Equipment & Supplies     11,200      178,478
                                                                                                        ----------
                                                                                                         1,289,807
                                                                                                        ----------
 SWITZERLAND 4.4%
 Kaba Holding AG .....................................          Electrical Equipment              525      124,452
(a)Logitech International SA .........................         Computers & Peripherals          8,300      290,829
 Tecan Group AG ......................................    Health Care Equipment & Supplies      3,700      223,218
                                                                                                        ----------
                                                                                                           638,499
                                                                                                        ----------
 UNITED KINGDOM 22.0%
 Aberdeen Asset Management PLC .......................         Diversified Financials          42,900      231,426
 Aggreko PLC .........................................     Commercial Services & Supplies      45,020      228,427
 Amey PLC ............................................     Commercial Services & Supplies      48,370      264,382
(a)Fitness First PLC .................................     Commercial Services & Supplies      31,830      181,463
 HIT Entertainment PLC ...............................                  Media                  53,255      259,584
 Luminar PLC .........................................      Hotels Restaurants & Leisure       21,950      278,430
 Marlborough Stirling PLC ............................                Software                103,155      281,914

FIDUCIARY TRUST INTERNATIONAL
EUROPEAN SMALLER COMPANIES FUND


                                                                      INDUSTRY                 SHARES      VALUE
------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (continued)


 UNITED KINGDOM (continued)
 Nestor Healthcare Group PLC .........................     Commercial Services & Supplies      37,820   $  307,247
 RM PLC ..............................................                Software                 34,603      118,364
 RPS Group PLC .......................................     Commercial Services & Supplies     135,245      291,065
 Spectris PLC ........................................          Electrical Equipment           39,500      270,227
 Taylor & Francis Group PLC ..........................                  Media                  19,530      160,609
 Torex PLC ...........................................         Diversified Financials          30,775      321,508
                                                                                                        ----------
                                                                                                         3,194,646
                                                                                                        ----------
 TOTAL COMMON STOCKS (COST $14,455,654)                                                                 13,477,218
                                                                                                        ----------

                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                            ------
 SHORT TERM INVESTMENTS (COST $147,000) 1.0%
 General Electric Capital Corp. Master NT ............                                     $  147,000      147,000
                                                                                                        ----------
(b)REPURCHASE AGREEMENT (COST $389,000) 2.7%
 J.P. Morgan Chase & Co., 1.05%, 12/03/01 (Maturity
 Value $389,034) Collateralized by U.S. Treasury
 Bills, Notes and Bonds, and U.S. Government Agencies.                                        389,000      389,000
                                                                                                        ----------
 TOTAL INVESTMENTS (COST $14,991,654) 96.7% ..........                                                  14,013,218
 OTHER ASSETS, LESS LIABILITIES 3.3% .................                                                     481,610
                                                                                                        ----------
 TOTAL NET ASSETS 100.0% .............................                                                 $14,494,828
                                                                                                        ==========

(a)  Non-income producing.

(b)  See note 1(d) regarding repurchase agreements.


See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
BOND FUND
STATEMENT OF INVESTMENTS
NOVEMBER 30, 2001


                                                                                        PRINCIPAL
                                                                                         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATION (COST $1,858,591) 1.5%


 DLJ Mortgage Acceptance Corp., 6.75%, 6/19/28 ....................................   $ 1,883,000  $  1,932,758
                                                                                                   ------------
 CORPORATE BONDS 39.0%
 AEROSPACE & DEFENSE 1.1%
(a)Northrop Grumman Corp., 7.75%, 2/15/31 .........................................     1,265,000     1,369,651
                                                                                                   ------------
 AIRLINES 1.8%
 United Air Lines Inc., 00-2, 7.186%, 4/01/11 .....................................     2,465,000     2,241,683
                                                                                                   ------------
 BANKS 1.7%
 Standard Chartered Bank, 144A, 8.00%, 5/30/31 ....................................     2,125,000     2,206,715
                                                                                                   ------------
 COMMERCIAL SERVICES & SUPPLIES 6.2%
 Fideicomiso Petacalco Trust, 144A, 10.16%, 12/23/09 ..............................       340,000       371,450
 MMCA Auto Owner Trust, -1, A2, 5.149%, 8/15/03 ...................................     3,000,000     3,001,897
 PSE & G Transition Funding LLC, 6.45%, 3/15/13 ...................................     2,400,000     2,522,990
 Waste Management Inc., 6.50%, 11/15/08 ...........................................     1,900,000     1,903,977
                                                                                                   ------------
                                                                                                      7,800,314
                                                                                                   ------------
 COMMUNICATIONS EQUIPMENT .4%
 Nextel Communications, 9.50%, 2/01/11 ............................................       675,000       551,813
                                                                                                   ------------
 DIVERSIFIED FINANCIALS 13.2%
 Citigroup Inc., sub. note, 7.25%, 10/01/10 .......................................     1,000,000     1,088,584
 General Electric Capital Corp., MTNA, 2.661%, 3/24/03 ............................     2,360,000     2,360,581
 Household Finance Corp., 6.375%, 10/15/11 ........................................     3,250,000     3,274,973
 LB Commercial Mortgage Trust, -C3, A1, 6.058%, 6/15/20 ...........................     4,557,000     4,700,907
 Morgan Stanley Capital I, WF1, A1, 6.83%, 7/15/29 ................................     2,200,931     2,315,241
 National Rural Utility Finance, 6.00%, 5/15/06 ...................................     1,000,000     1,039,340
 Sprint Capital Corp., 7.625%, 1/30/11 ............................................     1,830,000     1,920,768
                                                                                                   ------------
                                                                                                     16,700,394
                                                                                                   ------------
 DIVERSIFIED TELECOMMUNICATION SERVICES 3.4%
 CSC Holdings Inc., 8.125%, 7/15/09 ...............................................       365,000       380,545
 Pinnacle Partners, senior note, 144A, 8.83%, 8/15/04 .............................     2,090,000     2,162,065
 Verizon New England Inc., 6.50%, 9/15/11 .........................................     1,000,000     1,034,610
 Worldcom Inc., 8.25%, 5/15/31 ....................................................       700,000       719,941
                                                                                                   ------------
                                                                                                      4,297,161
                                                                                                   ------------
 ELECTRIC UTILITIES 1.5%
 Calpine Corp., senior note, 8.50%, 2/15/11 .......................................       550,000       548,539
 East Coast Power LLC, 6.737%, 3/31/08 ............................................       138,267       143,093
 TXU Corp., J, 6.375%, 6/15/06 ....................................................     1,230,000     1,255,200
                                                                                                   ------------
                                                                                                      1,946,832
                                                                                                   ------------

FIDUCIARY TRUST INTERNATIONAL
BOND FUND


                                                                                        PRINCIPAL
                                                                                         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------
 CORPORATE BONDS (continued)

 ENERGY EQUIPMENT & SERVICES 3.0%
 El Paso Energy Partners LP, senior note, MTN, 7.80%, 8/01/31 .....................   $ 1,300,000  $  1,285,223
 PSEG Energy Holdings, senior note, 10.00%, 10/01/09 ..............................     1,075,000     1,161,975
 PSEG Energy Holdings, senior note, 9.125%, 2/10/04 ...............................     1,250,000     1,324,211
                                                                                                   ------------
                                                                                                      3,771,409
                                                                                                   ------------
 GAS UTILITIES 1.4%
(+)Marlin Water Trust II/ Capital II, senior note, 144A, 6.31%, 7/15/03 ...........     2,600,000       338,234
 WCG Note Trust / Note Corp., 144A, 8.25%, 3/15/04 ................................     1,350,000     1,383,134
                                                                                                   ------------
                                                                                                      1,721,368
                                                                                                   ------------
 HEALTH CARE PROVIDERS & SERVICES .5%
(a)Healthsouth Corp., senior note, 8.50%, 2/01/08 .................................       580,000       616,250
                                                                                                   ------------
 INDUSTRIAL CONGLOMERATES 1.0%
 Tyco International Group, 6.375%, 10/15/11 .......................................     1,250,000     1,256,990
                                                                                                   ------------
 INSURANCE 2.5%
 AIG SunAmerica Financing VIII, 144A, 2.216%, 11/15/04 ............................     3,100,000     3,100,617
                                                                                                   ------------
 WIRELESS TELECOMMUNICATION SERVICES 1.3%
 Voicestream Wireless Corp., senior note, 10.375%, 11/15/09 .......................     1,500,000     1,706,250
                                                                                                   ------------
 TOTAL CORPORATE BONDS (COST $50,663,142) .........................................                  49,287,447
                                                                                                   ------------
 MORTGAGE BACKED SECURITIES 32.3%
 Federal Home Loan Mortgage Corp., 5.50%, 7/15/06 .................................     4,370,000     4,554,917
 Federal Home Loan Mortgage Corp., 5.75%, 4/15/08 .................................       320,000       334,661
 Federal Home Loan Mortgage Corp., 5.625%, 3/15/11 ................................     3,200,000     3,250,291
 Federal National Mortgage Association, 12/01/99 ..................................    10,490,000    10,621,125
 Federal National Mortgage Association, 7.50%, 12/01/30 ...........................     7,865,000     8,174,684
 Federal National Mortgage Association, 6.00%, 5/15/11 ............................     2,720,000     2,831,626
 Federal National Mortgage Association, 6.50%, 12/01/29 ...........................     6,467,000     6,646,847
 Government National Mortgage Association, SF, 7.00%, 12/01/29 ....................     4,265,000     4,396,951
                                                                                                   ------------
 TOTAL MORTGAGE BACKED SECURITIES (COST $40,818,905)...............................                  40,811,102
                                                                                                   ------------
 U.S. TREASURY SECURITIES 24.8%
 U.S. Treasury Bond, 7.25%, 8/15/22 ...............................................     4,850,000     5,851,831
 U.S. Treasury Note, 5.00%, 8/15/11 ...............................................       775,000       790,258
 U.S. Treasury Note, 7.25%, 5/15/04 ...............................................     2,865,000     3,141,541
 U.S. Treasury Note, 6.75%, 5/15/05 ...............................................     6,000,000     6,590,160
 U.S. Treasury Note, 7.00%, 7/15/06 ...............................................     8,575,000     9,626,449
 U.S. Treasury Note, 6.50%, 2/15/10 ...............................................     4,675,000     5,240,932
                                                                                                   ------------
 TOTAL U.S. TREASURY SECURITIES (COST $30,698,115).................................                  31,241,171
                                                                                                   ------------

                                                                                         SHARES
                                                                                         ------
 PREFERRED STOCKS (COST $1,989,000) 1.8%
 Centaur Funding Corp., 9.08%, pfd., 144A .........................................         1,989     2,237,625
                                                                                                   ------------

FIDUCIARY TRUST INTERNATIONAL
BOND FUND


                                                                                        PRINCIPAL
                                                                                         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------
 SHORT TERM INVESTMENTS 22.1%

 Federal Farm Credit Bank, 12/18/01 ...............................................    $  653,000  $    652,393
 Federal Home Loan Bank, 12/03/01 .................................................     1,888,000     1,887,795
 Federal Home Loan Bank, 12/06/01 .................................................    18,275,000    18,269,924
 Federal Home Loan Mortgage Corp., 12/03/01 .......................................     7,050,000     7,049,221
                                                                                                   ------------
 TOTAL SHORT TERM INVESTMENTS (COST $27,859,332) ..................................                  27,859,333
                                                                                                   ------------
 TOTAL INVESTMENTS (COST $153,887,085) 121.5% .....................................                 153,369,436
 OTHER ASSETS, LESS LIABILITIES (21.5)% ...........................................                 (27,143,400)
                                                                                                   ------------
 TOTAL NET ASSETS 100.0% ..........................................................                $126,226,036
                                                                                                   ============


(a)  See note 7 regarding restricted securities.

+    Represents defaulted bonds.


See notes to financial statements.

STATEMENT OF INVESTMENTS
NOVEMBER 30, 2001


                                                                                              CREDIT       PRINCIPAL
                                                                                              RATING*       AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM MUNICIPALS 93.1%

 ALABAMA 1.2%
 Alabama State GO, Series A, 4.50%, 6/01/04 ...............................................   AA/Aa3      $1,030,000    $ 1,071,406
                                                                                                                        -----------
 COLORADO 2.6%
 Colorado Water Resource Power Development Authority Clean Water Revenue, Series A,
   5.50%, 9/01/09 .........................................................................   AAA/Aaa      1,250,000      1,368,175
 Denver City and County School District No. 1 COP, Denver School Facilities Leasing
  Corp.,
   AMBAC Insured, 5.50%, 12/15/08 .........................................................   AAA/Aaa      1,000,000      1,065,740
                                                                                                                        -----------
                                                                                                                          2,433,915
                                                                                                                        -----------
 GEORGIA 5.4%
 Fulton County School District GO, Refunding, 6.375%, 5/01/12 .............................   AA/Aa2       2,500,000      2,919,275
 Georgia State GO, Series A, 6.25%, 4/01/11 ...............................................   AAA/Aaa      1,800,000      2,077,182
(+)Houston County Development Authority MFHR, Emerald Coast Housing, Series A,
     6.40%, 8/01/06 .......................................................................     NR           160,000          8,800
     6.85%, 8/01/18 .......................................................................     NR           390,000         21,450
                                                                                                                        -----------
                                                                                                                          5,026,707
                                                                                                                        -----------
 ILLINOIS 2.6%
 Elgin GO, Corp. Purpose, 6.00%, 1/01/13 ..................................................   AA/Aa2       1,000,000      1,101,050
 Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 ......   AAA/Aaa      1,000,000      1,262,380
                                                                                                                        -----------
                                                                                                                          2,363,430
                                                                                                                        -----------
 INDIANA 2.7%
 Indiana Bond Bank Revenue, State Revolving Fund Program, Series A, 5.50%, 8/01/04 ........   AAA/NR       1,000,000      1,065,880
 Purdue University of Indiana University Revenue, Student Fee, Series Q,
   5.375%, 7/01/07 ........................................................................   AA/Aa2       1,355,000      1,462,519
                                                                                                                        -----------
                                                                                                                          2,528,399
                                                                                                                        -----------
 IOWA 1.2%
 Iowa Finance Authority Hospital Facility Revenue, 6.25%, 2/15/04 .........................    NR/A1       1,005,000      1,063,069
                                                                                                                        -----------
 KANSAS 1.2%
 Kansas State Department of Transportation and Highway Revenue, Refunding,
   5.50%, 9/01/06 .........................................................................   AA+/Aa2      1,000,000      1,086,590
                                                                                                                        -----------
 MAINE .6%
 Maine State Housing Authority Mortgage Purchase Revenue, Refunding, Series D-1,
   5.05%, 11/15/16 ........................................................................   AA+/Aa2        525,000        530,969
                                                                                                                        -----------
 MASSACHUSETTS 4.2%
 Massachusetts State GO,
     Consolidated Loan, Refunding, Series B, 5.25%, 5/01/09 ...............................   AA-/Aa2      1,750,000      1,880,463
     Refunding, Series A, 5.25%, 1/01/07 ..................................................   AA-/Aa2      1,850,000      1,979,556
                                                                                                                        -----------
                                                                                                                          3,860,019
                                                                                                                        -----------

FIDUCIARY TRUST INTERNATIONAL
MUNICIPAL BOND FUND


                                                                                              CREDIT       PRINCIPAL
                                                                                              RATING*       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM MUNICIPALS (continued)


 MICHIGAN 10.7%
 Detroit Water Supply System Revenue, Refunding, Series B, MBIA Insured,
   5.30%, 7/01/09 .........................................................................   AAA/Aaa     $1,000,000    $ 1,075,840
 Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System,
   Series A, MBIA Insured, Pre-Refunded, 5.625%, 1/15/26 ..................................   AAA/Aaa      2,500,000      2,747,150
 Michigan State Building Authority Revenue, Facilities Program, Series II,
   5.50%, 10/15/06 ........................................................................   AA+/Aa1      3,000,000      3,264,540
 Michigan State GO, Environmental Protections Program, 6.25%, 11/01/12 ....................   AAA/Aaa      1,000,000      1,159,850
 Rochester Community School District GO, Refunding, Series I, 5.50%, 5/01/08 ..............   AAA/Aaa      1,560,000      1,697,249
                                                                                                                        -----------
                                                                                                                          9,944,629
                                                                                                                        -----------
 MINNESOTA 4.1%
 Minnesota State HFA, SFMR, Series C, 4.85%, 1/01/24 ......................................   AA+/Aa1      2,395,000      2,436,098
 University of Minnesota Revenue, Refunding, Series A, 5.75%, 7/01/13 .....................   AA/Aa2       1,250,000      1,392,813
                                                                                                                        -----------
                                                                                                                          3,828,911
                                                                                                                        -----------
 MISSISSIPPI 2.4%
 Mississippi State GO, Refunding, 5.75%, 12/01/12 .........................................   AA/Aa3       2,000,000      2,238,140
                                                                                                                        -----------
 MISSOURI 3.2%
 Missouri State Highways and Transportation Commission Road Revenue, Series A,
   5.50%, 2/01/10 .........................................................................   AA/Aa2       2,750,000      3,005,833
                                                                                                                        -----------
 NEVADA 2.7%
 Nevada State Highway Improvement Revenue, Motor Vehicle Fuel Tax, Series A,
   5.00%, 12/01/06 ........................................................................   AA/Aa3       2,320,000      2,477,899
                                                                                                                        -----------
 NEW MEXICO 1.2%
 New Mexico State Highway Commission Tax Revenue, senior sub. lien, Series A,
   6.00%, 6/15/13 .........................................................................   AA+/Aa2      1,000,000      1,121,950
                                                                                                                        -----------
 NEW YORK 10.3%
 MTA New York Dedicated Tax Fund Revenue, Series A, MBIA Insured, 6.25%, 4/01/11 ..........   AAA/Aaa      1,280,000      1,474,970
 New York State Thruway Authority Highway and Bridge Trust Fund Revenue, Series A,
     AMBAC Insured, 5.50%, 4/01/06 ........................................................   AAA/Aaa      1,000,000      1,064,630
     FSA Insured, 6.00%, 4/01/14 ..........................................................   AAA/Aaa      1,420,000      1,602,271
 New York State Urban Development Corp. Revenue, senior lien, Corporate Purpose,
   5.50%, 7/01/05 .........................................................................   AAA/Aaa        400,000        431,416
 Onondaga County GO, 5.875%, 2/15/12 ......................................................   AA+/Aa2      1,000,000      1,125,440
 Triborough Bridge and Tunnel Authority Revenue, General Purpose, Refunding,
     Series X, 6.625%, 1/01/12 ............................................................   AA-/Aa3      1,800,000      2,124,126
     Series Y, 5.90%, 1/01/07 .............................................................   AA-/Aa4        500,000        549,560
     Series Y, 6.00%, 1/01/12 .............................................................   AA-/Aa5      1,000,000      1,129,590
                                                                                                                        -----------
                                                                                                                          9,502,003
                                                                                                                        -----------

FIDUCIARY TRUST INTERNATIONAL
MUNICIPAL BOND FUND


                                                                                              CREDIT       PRINCIPAL
                                                                                              RATING*       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM MUNICIPALS (continued)

 OHIO 5.3%
 Columbus Water System Revenue, Refunding, 5.00%, 11/01/05 ................................   AA/Aa2      $2,135,000    $ 2,275,056
 Ohio State GO, Highway Capital Improvement, Series C, 4.75%, 5/01/04 .....................   AAA/Aa1      1,500,000      1,569,195
 Ohio State Turnpike Commission Turnpike Revenue, Series A, MBIA Insured, Pre-Refunded,
   5.50%, 2/15/26 .........................................................................   AAA/Aaa      1,000,000      1,097,960
                                                                                                                        -----------
                                                                                                                          4,942,211
                                                                                                                        -----------
 OREGON 2.7%
 Lane County School District No. 19 Springfield GO, Refunding, FGIC Insured,
   6.00%, 10/15/13 ........................................................................   AAA/Aaa      1,250,000      1,426,525
 Oregon State GO, Series LX, 6.75%, 5/01/05 ...............................................   AA/Aa2       1,000,000      1,115,290
                                                                                                                        -----------
                                                                                                                          2,541,815
                                                                                                                        -----------
 PENNSYLVANIA 2.9%
 Pennsylvania Infrastructure Investment Authority Revenue, Pennvest Loan Pool Program,
   Series A, 5.85%, 9/01/08 ...............................................................   AA+/NR       1,520,000      1,591,136
 Pennsylvania State GO, Refunding, AMBAC Insured, 5.125%, 9/15/04 .........................   AAA/Aaa      1,000,000      1,061,010
                                                                                                                        -----------
                                                                                                                          2,652,146
                                                                                                                        -----------
 RHODE ISLAND 2.4%
 Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
   Refunding, Series 25-A, 4.95%, 10/01/16 ................................................   AA+/Aa2        230,000        235,964
 Rhode Island State and Providence Plantations GO, Consolidated Capital Development
   Loan, Series C, 5.00%, 9/01/07 .........................................................   AA-/Aa3      1,880,000      1,997,989
                                                                                                                        -----------
                                                                                                                          2,233,953
                                                                                                                        -----------
 SOUTH CAROLINA 2.3%
 South Carolina State GO, State Highway, Series B, 5.25%, 4/01/05 .........................   AAA/Aaa      2,000,000      2,132,920
                                                                                                                        -----------
 SOUTH DAKOTA 1.7%
 South Dakota HDA Revenue, Homeownership Mortgage, Series A, 5.30%, 5/01/04 ...............   AAA/Aa1      1,480,000      1,547,754
                                                                                                                        -----------
 TENNESSEE 4.2%
 Metropolitan Government Nashville and Davidson County GO, Refunding and Improvement,
   Series A and B, 5.00%, 10/15/05 ........................................................   AA/Aa2       2,000,000      2,129,020
 Tennessee HDA Revenue, Homeownership Program, Refunding Series 1D, 4.70%, 7/01/15 ........   AA/Aa2       1,750,000      1,750,193
                                                                                                                        -----------
                                                                                                                          3,879,213
                                                                                                                        -----------
 TEXAS 5.8%
 Dallas Area Rapid Transit Revenue, senior lien, Refunding, AMBAC Insured,
   5.50%, 12/01/07 ........................................................................   AAA/Aaa      1,250,000      1,362,050
 Houston GO, Public Improvement, Refunding, Series A, 5.00%, 3/01/05 ......................   AA-/Aa3      1,500,000      1,578,195
 Kerrville ISD, GO, Refunding, 6.00%, 8/15/13 .............................................   NR/Aaa       1,000,000      1,113,490
 San Antonio Electric and Gas Revenue, Refunding, Series A, 5.125%, 2/01/09 ...............   AA/Aa1       1,250,000      1,320,475
                                                                                                                        -----------
                                                                                                                          5,374,210
                                                                                                                        -----------

FIDUCIARY TRUST INTERNATIONAL
MUNICIPAL BOND FUND


                                                                                              CREDIT       PRINCIPAL
                                                                                              RATING*       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM MUNICIPALS (continued)

 VIRGINIA 3.1%
 Virginia State Public School Authority GO, Series B, Pre-Refunded, 6.00%, 8/01/05 ........   AAA/Aa1      $ 190,000      $ 209,131
 Virginia State Public School Authority Revenue, School Financing, Refunding, Series A,
   5.25%, 8/01/06 .........................................................................   AA+/Aa1      2,500,000      2,692,975
                                                                                                                        -----------
                                                                                                                          2,902,106
                                                                                                                        -----------
 WASHINGTON 3.8%
 Clark County PUD No. 1, Generating System Revenue, FGIC Insured, ETM,
   6.00%, 1/01/08 .........................................................................   AAA/Aaa        200,000        222,610
 Pierce County School District No. 320, GO, FSA Insured, 6.00%, 12/01/14 ..................   NR/Aaa       2,000,000      2,225,540
 Washington State GO, Series C, 5.50%, 7/01/11 ............................................   AA+/Aa1      1,000,000      1,091,370
                                                                                                                        -----------
                                                                                                                          3,539,520
                                                                                                                        -----------
 WISCONSIN 2.6%
 Wisconsin State GO, Refunding, Series 2, 5.40%, 5/01/04 ..................................   AA/Aa3         700,000        737,315
 Wisconsin State Petroleum Inspection Fee Revenue, Series A, 6.00%, 7/01/11 ...............   AA-/Aa3      1,500,000      1,644,840
                                                                                                                        -----------
                                                                                                                          2,382,155
                                                                                                                        -----------
 TOTAL LONG TERM MUNICIPALS (COST $83,172,307).............................................                              86,211,872
                                                                                                                        -----------
 U.S. TREASURY SECURITIES 5.2%
 U.S. Treasury Note, 3.50%, 11/15/06.......................................................                  750,000        730,373
 U.S. Treasury Note, 5.00%, 8/15/11........................................................                4,000,000      4,078,752
                                                                                                                        -----------
 TOTAL U.S. TREASURY SECURITIES (COST $4,724,605)..........................................                               4,809,125
                                                                                                                        -----------
 TOTAL LONG TERM INVESTMENTS (COST $87,896,912)............................................                              91,020,997
                                                                                                                        -----------

                                                                                                            SHARES
                                                                                                            ------
 SHORT TERM INVESTMENTS (COST $546,500) .6%
 Merrill Lynch Institutional Tax Exempt Fund ..............................................                  546,500        546,500
                                                                                                                        -----------
 TOTAL INVESTMENTS (COST $88,443,412) 98.9% ...............................................                              91,567,497
 OTHER ASSETS, LESS LIABILITIES 1.1% ......................................................                                 982,859
                                                                                                                        -----------
 TOTAL NET ASSETS 100.0% ..................................................................                             $92,550,356
                                                                                                                        ===========

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

+    Represents defaulted bonds.


The following acronyms are used throughout this portfolio:

AMBAC     - American Municipal Bond Assurance Corp.
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Co.
FSA       - Financial Security Assistance
GO        - General Obligation
HDA       - Housing Development Authority/Agency
HFA       - Housing Finance Authority/Agency
ISD       - Independent School District
MBIA      - Municipal Bond Investors Assurance Corp.
MFHR      - Multi-Family Housing Revenue
PSFG      - Permanent School Fund Guarantee
PUD       - Public Utility District
SFMR      - Single Family Mortgage Revenue


See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2001


                                                               LARGE             LARGE
                                                          CAPITALIZATION    CAPITALIZATION     INTERNATIONAL
                                                              GROWTH          GROWTH AND          EQUITY
                                                               FUND           INCOME FUND          FUND
------------------------------------------------------------------------------------------------------------
Assets:
  Investments in securities:
    Cost                                                    $ 18,638,843      $ 36,914,553     $ 45,746,723
============================================================================================================
    Value                                                     19,826,976        58,813,984       43,734,712
    Repurchase agreements, at value and cost                     376,000        17,246,000        4,369,000
  Cash                                                             2,731             2,462            6,872
  Receivables:
    Investment securities sold                                   175,429                --               --
    Dividends and interest                                         8,711           150,289          182,995
  Unrealized gain on forward exchange contracts (Note 6)              --                --          189,522
------------------------------------------------------------------------------------------------------------
        Total assets                                          20,389,847        76,212,735       48,483,101
------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investment securities purchased                               41,054         1,484,599               --
    Capital shares redeemed                                        6,920                --        3,954,212
  Other liabilities                                               58,984            93,833          123,891
------------------------------------------------------------------------------------------------------------
        Total liabilities                                        106,958         1,578,432        4,078,103
------------------------------------------------------------------------------------------------------------
           Net assets, at value                             $ 20,282,889      $ 74,634,303     $ 44,404,998
============================================================================================================
Net assets consist of:
  Undistributed net investment income                       $         --      $    160,988     $    246,798
  Net unrealized appreciation (depreciation)                   1,188,133        21,899,431       (1,829,460)
  Accumulated net realized gain (loss)                        (5,415,875)        3,664,934      (16,475,799)
  Capital shares                                              24,510,631        48,908,950       62,463,459
------------------------------------------------------------------------------------------------------------
           Net assets, at value                             $ 20,282,889      $ 74,634,303     $ 44,404,998
============================================================================================================
Shares Outstanding                                             2,931,033        10,351,354        4,411,733
============================================================================================================
Net asset value and maximum offering price per share        $       6.92      $       7.21     $      10.07
============================================================================================================


See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2001


                                                                               EUROPEAN
                                                              SMALL             SMALLER                             MUNICIPAL
                                                         CAPITALIZATION        COMPANIES            BOND              BOND
                                                           EQUITY FUND           FUND               FUND              FUND
------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments in securities:
    Cost                                                 $  82,224,231     $  14,602,654      $ 153,887,085      $  88,443,412
==============================================================================================================================
    Value                                                   88,648,719        13,624,218        153,369,436         91,567,497
    Repurchase agreements, at value and cost                10,005,000           389,000                 --                 --
  Cash                                                              --             2,682                 --                 --
  Cash denominated in foreign currencies
   (identified cost $870,280)                                       --           877,398                 --                 --
  Receivables:
    Investment securities sold                                      --            43,265          1,422,222                 --
    Capital shares sold                                        521,450                --          1,402,902             35,916
    Dividends and interest                                      27,745             6,262          1,316,652          1,381,887
------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          99,202,914        14,942,825        157,511,212         92,985,300
------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investment securities purchased                          1,407,574            76,913         30,056,815                 --
    Capital shares redeemed                                         --           309,553                 --                 --
  Distributions to shareholders                                     --                --            496,660            278,871
  Funds advanced by custodian                                    6,758                --            608,544             50,952
  Other liabilities                                            128,335            61,531            123,157            105,121
------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                      1,542,667           447,997         31,285,176            434,944
------------------------------------------------------------------------------------------------------------------------------
          Net assets, at value                           $  97,660,247     $  14,494,828      $ 126,226,036      $  92,550,356
------------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
  Undistributed net investment income                    $          --     $          --      $         (12)     $          --
  Net unrealized appreciation (depreciation)                 6,424,488          (971,365)          (517,649)         3,124,085
  Accumulated net realized gain (loss)                       8,138,318        (4,895,938)           165,910            (53,872)
  Capital shares                                            83,097,441        20,362,131        126,577,787         89,480,143
------------------------------------------------------------------------------------------------------------------------------
          Net assets, at value                           $  97,660,247     $  14,494,828      $ 126,226,036      $  92,550,356
==============================================================================================================================
Shares outstanding                                           5,218,521         2,104,475         12,978,731          9,228,725
==============================================================================================================================
Net asset value and maximum offering price per share     $       18.71     $        6.89      $        9.72      $       10.03
==============================================================================================================================


See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2001


                                                                          LARGE            LARGE
                                                                     CAPITALIZATION   CAPITALIZATION     INTERNATIONAL
                                                                         GROWTH         GROWTH AND          EQUITY
                                                                          FUND          INCOME FUND          FUND
----------------------------------------------------------------------------------------------------------------------
Investment income:(a)
  Dividends                                                         $    117,399      $  1,094,102      $    874,545
  Interest                                                                94,748           191,404           147,480
----------------------------------------------------------------------------------------------------------------------
      Total investment income                                            212,147         1,285,506         1,022,025
----------------------------------------------------------------------------------------------------------------------
Expenses:
  Management fees (Note 3)                                               200,558           586,160           694,744
  Administrative fees (Note 3)                                           120,455           150,213           140,290
  Transfer agent fees (Note 3)                                            19,952            17,861            20,766
  Custodian fees (Note 3)                                                 20,187            26,323            97,134
  Reports to shareholders                                                 11,890            10,393            14,825
  Registration and filing fees                                            14,836            14,338            22,327
  Professional fees                                                       44,316            33,362            46,775
  Directors' fees and expenses                                             5,390            10,623            14,723
  Other                                                                    3,950             4,270             7,388
----------------------------------------------------------------------------------------------------------------------
      Total expenses                                                     441,534           853,543         1,058,972
      Expenses waived/paid by affiliate (Note 3)                        (152,731)          (47,127)         (225,294)
----------------------------------------------------------------------------------------------------------------------
             Net expenses                                                288,803           806,416           833,678
----------------------------------------------------------------------------------------------------------------------
                Net investment income (loss)                             (76,656)          479,090           188,347
----------------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from investments                           (5,415,875)        3,669,338       (11,340,676)
  Net unrealized depreciation on investments and translation of
   assets and liabilities denominated in foreign currencies           (4,220,512)      (12,256,112)       (7,514,174)
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss                                      (9,636,387)       (8,586,774)      (18,854,850)
----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                $ (9,713,043)     $ (8,107,684)     $(18,666,503)
======================================================================================================================


(a) Net of foreign taxes withheld of $22,303 and $147,527 for Large Capitalization Growth and Income Fund and International Equity Fund, respectively.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2001


                                                                                     EUROPEAN
                                                                     SMALL            SMALLER                            MUNICIPAL
                                                                CAPITALIZATION       COMPANIES           BOND              BOND
                                                                  EQUITY FUND         FUND(b)            FUND              FUND
------------------------------------------------------------------------------------------------------------------------------------
Investment income:(a)
  Dividends                                                      $    246,092      $     85,276      $    180,863      $         --
  Interest                                                            379,903            41,321         7,899,098         4,004,954
------------------------------------------------------------------------------------------------------------------------------------
      Total investment income                                         625,995           126,597         8,079,961         4,004,954
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Management fees (Note 3)                                          1,002,337           138,137           640,964           437,600
  Administrative fees (Note 3)                                        181,612           108,001           223,164           172,502
  Transfer agent fees (Note 3)                                         19,336            14,242            19,768            18,915
  Custodian fees (Note 3)                                              22,956            24,145            31,000            24,189
  Reports to shareholders                                              13,770            12,070             9,551            12,290
  Registration and filing fees                                         15,608            24,943            20,636            17,999
  Professional fees                                                    50,511            33,212            57,376            49,066
  Directors' fees and expenses                                         14,273             1,995            15,000            10,643
  Other                                                                 6,726             4,513             5,023             4,640
------------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                                1,327,129           361,258         1,022,482           747,844
      Expenses waived/paid by affiliate (Note 3)                      (26,673)         (195,494)          (65,261)          (47,641)
------------------------------------------------------------------------------------------------------------------------------------
        Net expenses                                                1,300,456           165,764           957,221           700,203
------------------------------------------------------------------------------------------------------------------------------------
          Net investment income (loss)                               (674,461)          (39,167)        7,122,740         3,304,751
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) on investments                           9,443,635        (4,901,000)        3,851,183         1,053,241
  Net change in unrealized appreciation (depreciation)
    of investments and translation of assets and liabilities
    denominated in foreign currencies                             (20,142,468)         (971,365)       (1,093,032)        2,167,732
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                           (10,698,833)       (5,872,365)        2,758,151         3,220,973
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                $(11,373,294)     $ (5,911,532)     $  9,880,891      $  6,525,724
====================================================================================================================================



(a)  Net of foreign taxes withheld of $12,444 for European Smaller Companies
     Fund.

(b) For the period January 2, 2001 (commencement of operations) to November 30, 2001.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED NOVEMBER 30, 2001 AND 2000



                                                                 LARGE CAPITALIZATION                    LARGE CAPITALIZATION
                                                                      GROWTH FUND                       GROWTH AND INCOME FUND
                                                           -------------------------------------------------------------------------
                                                               2001                2000                2001                2000
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
Operations:
Net investment income (loss)                               $    (76,656)       $   (203,528)       $    479,090        $    269,953
Net realized gain (loss) from investments                    (5,415,875)            911,048           3,669,338          14,551,020
Net unrealized depreciation on investments and
  translation of assets and liabilities denominated
  in foreign currencies                                      (4,220,512)         (4,685,240)        (12,256,112)        (16,633,318)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations         (9,713,043)         (3,977,720)         (8,107,684)         (1,812,345)
Distributions to shareholders from:
Net investment income                                                --                  --            (410,214)           (285,871)
Net realized gains                                             (911,484)         (1,878,125)        (14,555,352)        (13,513,571)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                            (911,484)         (1,878,125)        (14,965,566)        (13,799,442)
Capital share transactions (Note 2)                          (2,365,148)          7,890,606          10,655,109           2,776,895
Net increase (decrease) in net assets                       (12,989,675)          2,034,761         (12,418,141)        (12,834,892)
Net assets
Beginning of year                                            33,272,564          31,237,803          87,052,444          99,887,336
------------------------------------------------------------------------------------------------------------------------------------
End of year                                                $ 20,282,889        $ 33,272,564        $ 74,634,303        $ 87,052,444
====================================================================================================================================
Undistributed net investment income included
  in net assets:
End of year                                                $         --        $         --        $    160,988        $     92,112
====================================================================================================================================


See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED NOVEMBER 30, 2001 AND 2000





                                                                                                        SMALL CAPITALIZATION
                                                            INTERNATIONAL EQUITY FUND                        EQUITY FUND
                                                       -----------------------------------------------------------------------------
                                                            2001                 2000                 2001                 2000
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
Operations:
Net investment income (loss)                           $     188,347        $    (183,558)       $    (674,461)       $    (776,036)
Net realized gain (loss) from investments                (11,340,676)          (4,670,423)           9,443,635               23,051
Net unrealized appreciation (depreciation)
  on investments and translation of assets and
  liabilities denominated in foreign currencies           (7,514,174)         (16,478,165)         (20,142,468)           3,176,614
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                        (18,666,503)         (21,332,146)         (11,373,294)           2,423,629
Distributions to shareholders from:
Net investment income                                       (186,061)                  --                   --                   --
Net realized gains                                                --           (3,806,991)                  --           (6,793,844)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                         (186,061)          (3,806,991)                  --           (6,793,844)
Capital share transactions (Note 2)                      (29,343,276)          41,751,107             (351,859)          41,003,671
Net increase (decrease) in net assets                    (48,195,840)          16,611,970          (11,725,153)          36,633,456
Net assets
Beginning of year                                         92,600,838           75,988,868          109,385,400           72,751,944
------------------------------------------------------------------------------------------------------------------------------------
End of year                                            $  44,404,998        $  92,600,838        $  97,660,247        $ 109,385,400
====================================================================================================================================
Undistributed net investment income included
  in net assets:
End of year                                            $     246,798        $    (238,888)       $          --        $          --
====================================================================================================================================

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED NOVEMBER 30, 2001 AND 2000


                                         EUROPEAN SMALLER
                                          COMPANIES FUND                 BOND FUND                        MUNICIPAL BOND FUND
                                       ---------------------------------------------------------------------------------------------
                                           PERIOD ENDED
                                       NOVEMBER 30, 2001(a)       2001               2000               2001               2000
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
Operations:
Net investment income (loss)              $     (39,167)     $   7,122,740      $   7,295,441      $   3,304,751      $   3,049,841
Net realized gain (loss) from
  investments                                (4,901,000)         3,851,183         (1,864,638)         1,053,241           (553,240)
Net unrealized appreciation
  (depreciation) on investments
  and translation of assets and
  liabilities denominated in
  foreign currencies                           (971,365)        (1,093,032)         2,549,200          2,167,732          1,138,912
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets resulting from
      operations                             (5,911,532)         9,880,891          7,980,003          6,525,724          3,635,513
Distributions to shareholders from:
Net investment income                                --         (7,102,430)        (7,333,962)        (3,304,751)        (3,050,908)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                  --         (7,102,430)        (7,333,962)        (3,304,751)        (3,050,908)
Capital share transactions (Note 2)          20,406,360          8,071,346          7,783,000         15,560,987          2,485,449
    Net increase in net assets               14,494,828         10,849,807          8,429,041         18,781,960          3,070,054
Net assets
Beginning of year                                    --        115,316,698        106,887,657         73,768,396         70,698,342
------------------------------------------------------------------------------------------------------------------------------------
End of year                               $  14,494,828      $ 126,166,505      $ 115,316,698      $  92,550,356      $  73,768,396
====================================================================================================================================
Undistributed net investment
  income included in net assets:
End of year                               $          --      $         (12)     $     (20,322)     $          --      $          --
====================================================================================================================================


(a) For the period January 2, 2001 (commencement of operations) to November 30, 2001.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH FUND
FINANCIAL HIGHLIGHTS


                                                                                          YEAR ENDED NOVEMBER 30,
                                                                       -------------------------------------------------------------
                                                                            2001                  2000                   1999(b)
                                                                       -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..............................      $    10.10             $    11.79             $    10.00
                                                                       -------------------------------------------------------------
Income from investment operations:
  Net investment loss ...........................................            (.02)(c)               (.06)                  (.02)(c)
  Net realized and unrealized gains (losses) ....................           (2.88)                  (.92)                  1.81
                                                                       -------------------------------------------------------------
Total from investment operations ................................           (2.90)                  (.98)                  1.79
                                                                       -------------------------------------------------------------
Less distributions from net realized gains ......................            (.28)                  (.71)                    --
                                                                       -------------------------------------------------------------
Net asset value, end of year ....................................      $     6.92             $    10.10             $    11.79
                                                                       =============================================================


Total return(a) .................................................          (29.50)%                (9.05)%                17.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................      $   20,283             $   33,273             $   31,238
Ratios to average net assets:
  Expenses ......................................................            1.08%                  1.08%                  1.08%(d)
  Expenses, excluding waiver and payments by affiliate ..........            1.65%                  1.33%                  1.56%(d)
  Net investment loss ...........................................            (.29)%                 (.55)%                 (.21)%(d)
Portfolio turnover rate .........................................           71.59%                 69.82%                 61.89%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) For the period December 11, 1998 (commencement of operations) to November 30, 1999.

(c)  Based on average weighted shares outstanding.

(d)  Annualized.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS


                                                                                          YEAR ENDED NOVEMBER 30,
                                                                       -------------------------------------------------------------
                                                                            2001                  2000                   1999(b)
                                                                       -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ...............................     $     9.63             $    11.39              $    10.00
                                                                       -------------------------------------------------------------
Income from investment operations:
  Net investment income ..........................................            .04(c)                 .03                     .04(c)
  Net realized and unrealized gains (losses) .....................           (.81)                  (.22)                   1.38
                                                                       -------------------------------------------------------------
Total from investment operations .................................           (.77)                  (.19)                   1.42
                                                                       -------------------------------------------------------------
Less distributions from:
  Net investment income ..........................................           (.04)                  (.03)                   (.03)
  Net realized losses ............................................          (1.61)                 (1.54)                     --
                                                                       -------------------------------------------------------------
Total distributions ..............................................          (1.65)                 (1.57)                   (.03)
                                                                       -------------------------------------------------------------
Net asset value, end of year .....................................     $     7.21             $     9.63              $    11.39
                                                                       =============================================================

Total return(a) ..................................................          (9.22)%                (1.98)%                 14.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................     $   74,634             $   87,052              $   99,887
Ratios to average net assets:
  Expenses .......................................................           1.03%                   .97%                   1.08%(d)
  Expenses, excluding waiver and payments by affiliate ...........           1.09%                  1.02%                   1.11%(d)
  Net investment income ..........................................            .61%                   .28%                    .37%(d)
Portfolio turnover rate ..........................................          37.59%                  8.74%                  60.59%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) For the period December 11, 1998 (commencement of operations) to November 30, 1999.

(c)  Based on average weighted shares outstanding.

(d)  Annualized.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS


                                                                                   YEAR ENDED NOVEMBER 30,
                                                              ----------------------------------------------------------------------
                                                                   2001           2000           1999          1998          1997
                                                              ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year .......................    $    13.95      $    17.62     $    13.85    $    12.20    $    10.99
                                                              ----------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss) ...........................           .03(b)         (.03)          (.01)          .04           .02
  Net realized and unrealized gains (losses) .............         (3.88)          (2.78)          3.78          1.73          1.39
                                                              ----------------------------------------------------------------------
Total from investment operations .........................         (3.85)          (2.81)          3.77          1.77          1.41
                                                              ----------------------------------------------------------------------
Less distributions from:
  Net investment income ..................................          (.03)             --             --          (.12)         (.20)
  Net realized gains .....................................            --            (.86)            --            --            --
                                                              ----------------------------------------------------------------------
Total distributions ......................................          (.03)           (.86)            --          (.12)         (.20)
                                                              ----------------------------------------------------------------------
Net asset value, end of year .............................    $    10.07      $    13.95     $    17.62    $    13.85    $    12.20
                                                              ======================================================================

Total return(a) ..........................................        (27.66)%        (17.03)%        27.22%        14.61%        13.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................    $   44,405      $   92,601     $   75,989    $   74,445    $   40,869
Ratios to average net assets:
  Expenses ...............................................          1.20%           1.20%          1.20%         1.39%         1.60%
  Expenses, excluding waiver and payments by affiliate ...          1.52%           1.38%          1.40%         1.49%         1.73%
  Net investment income (loss) ...........................           .27%           (.17)%          .00%          .27%          .13%
Portfolio turnover rate ..................................         80.57%          84.44%         71.91%        67.73%        54.98%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge.

(b)  Based on average weighted shares outstanding.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
SMALL CAPITALIZATION EQUITY FUND
FINANCIAL HIGHLIGHTS


                                                                                          YEAR ENDED NOVEMBER 30,
                                                                        ------------------------------------------------------------
                                                                           2001          2000        1999        1998        1997
                                                                        ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year .............................        $ 21.00       $  20.81     $ 13.26     $ 14.37     $ 12.08
                                                                        ------------------------------------------------------------
Income from investment operations:
  Net investment loss ..........................................          (.13)(b)       (.15)       (.16)        (.15)(b)    (.09)
  Net realized and unrealized gains (losses) ...................          (2.16)          2.25        7.71        (.61)       2.38
                                                                        ------------------------------------------------------------
Total from investment operations ...............................          (2.29)          2.10        7.55        (.76)       2.29
                                                                        ------------------------------------------------------------
Less distributions from net realized gains .....................             --          (1.91)         --        (.35)         --
                                                                        ------------------------------------------------------------
Net asset value, end of year ...................................        $ 18.71       $  21.00     $ 20.81     $ 13.26     $ 14.37
                                                                        ============================================================

Total return(a) ................................................         (10.90)%        10.22%      56.94%      (5.34)%     18.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................        $97,660       $109,385     $72,752     $46,233     $40,505
Ratios to average net assets:
  Expenses .....................................................           1.30%          1.27%       1.44%       1.50%       1.50%
  Expenses, excluding waiver and payments by affiliate .........           1.32%          1.29%       1.44%       1.51%       1.74%
  Net investment loss ..........................................           (.67)%         (.68)%      (.95)%     (1.08)%      (.89)%
Portfolio turnover rate ........................................         111.67%         90.01%     130.23%     157.96%     110.87%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge.

(b)  Based on average weighted shares outstanding.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
EUROPEAN SMALLER COMPANIES FUND
FINANCIAL HIGHLIGHTS


                                                               PERIOD ENDED
                                                            NOVEMBER 30, 2001(b)
                                                            --------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of year ......................      $    10.00
                                                               ----------
Income from investment operations:
  Net investment loss ...................................            (.02)(c)
  Net realized and unrealized losses ....................           (3.09)
                                                               ----------
Total from investment operations ........................           (3.11)
                                                               ----------
Net asset value, end of period ..........................      $     6.89
                                                               ==========

Total return(a) .........................................          (31.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................      $   14,495
Ratios to average net assets:
  Expenses ..............................................            1.20%(d)
  Expenses, excluding waiver and payments by affiliate ..            2.62%(d)
  Net investment loss ...................................            (.28)%(d)
Portfolio turnover rate .................................           82.43%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) For the period January 2, 2001 (commencement of operations) to November 30, 2001.

(c) Based on average weighted shares outstanding.

(d) Annualized.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
BOND FUND
FINANCIAL HIGHLIGHTS


                                                                                                  YEAR ENDED NOVEMBER 30,
                                                                                          ------------------------------------------
                                                                                            2001            2000          1999(b)
                                                                                          ------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year .....................................                  $   9.49        $   9.44      $  10.00
                                                                                          ------------------------------------------
Income from investment operations:
  Net investment income ................................................                       .54(c)          .63           .61(c)
  Net realized and unrealized gains (losses) ...........................                       .24             .05          (.58)
                                                                                          ------------------------------------------
Total from investment operations .......................................                       .78             .68           .03
                                                                                          ------------------------------------------
Less distributions from net investment income ..........................                      (.55)           (.63)         (.59)
                                                                                          ------------------------------------------
Net asset value, end of year ...........................................                  $   9.72        $   9.49      $   9.44
                                                                                          ==========================================

Total return(a) ........................................................                      8.25%           7.53%          .31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................................                  $126,226        $115,317      $106,888
Ratios to average net assets:
  Expenses .............................................................                       .75%            .74%          .85%(d)
  Expenses, excluding waiver and payments by affiliate                                         .80%            .79%          .88%(d)
  Net investment income ................................................                      5.56%           6.72%         6.45%(d)
Portfolio turnover rate ................................................                    419.58%         211.13%       175.28%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) For the period December 11, 1998 (commencement of operations) to November 30, 1999.

(c) Based on average weighted shares outstanding.

(d) Annualized.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS

                                                                                              YEAR ENDED NOVEMBER 30,
                                                                                 --------------------------------------------------
                                                                                    2001               2000              1999(b)
                                                                                 --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year .........................................     $     9.64         $     9.56       $    10.00
                                                                                 --------------------------------------------------
Income from investment operations:
  Net investment income ....................................................            .38(c)             .41              .38(c)
  Net realized and unrealized gains (losses) ...............................            .39                .08             (.44)
                                                                                 --------------------------------------------------
Total from investment operations ...........................................            .77                .49             (.06)
                                                                                 --------------------------------------------------
Less distributions from net investment income ..............................           (.38)              (.41)            (.38)
                                                                                 --------------------------------------------------
Net asset value, end of year ...............................................     $    10.03         $     9.64       $     9.56
                                                                                 ==================================================
Total return(a) ............................................................           8.06%              5.21%            (.66)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................................     $   92,550         $   73,768       $   70,698
Ratios to average net assets:
  Expenses .................................................................            .80%               .79%             .80%(d)
  Expenses, excluding waiver and payments by affiliate .....................            .85%               .84%             .91%(d)
  Net investment income ....................................................           3.78%              4.25%            4.00%(d)
Portfolio turnover rate ....................................................          58.96%            123.21%           61.29%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) For the period December 11, 1998 (commencement of operations) to November 30, 1999.

(c) Based on average weighted shares outstanding.

(d) Annualized.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2001


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

FTI Funds (the Trust) is registered under the Investment Company Act of 1940, as an open-end investment company consisting of seven diversified portfolios (individually referred to as the Fund, or collectively as the Funds) which are presented herein:

GROWTH                                         GROWTH AND INCOME                                      INCOME
---------------------------------------------------------------------------------------------------------------
Large Capitalization Growth Fund               Large Capitalization Growth and Income Fund            Bond Fund

International Equity Fund                      Municipal Bond Fund

Small Capitalization Fund

European Smaller Companies Fund

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

FIDUCIARY TRUST INTERNATIONAL

c. FOREIGN CURRENCY CONTRACTS (CONT.)

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At November 30, 2001, all outstanding repurchase agreements held by the Funds had been entered into on that date.

e. INCOME TAXES

No provision has been made for income taxes because the Funds' policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of their taxable income.

f. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Funds. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of average net assets of each fund to the combined average net assets. Other expenses are charged to each fund on a specific identification basis.

g. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

h. AUDIT GUIDE

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on debt securities effective December 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect, although not yet fully determined, will have no impact on the total net assets of the Fund.

FIDUCIARY TRUST INTERNATIONAL

2. SHARES OF BENEFICIAL INTEREST

At November 30, 2001, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                                           LARGE CAPITALIZATION GROWTH FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                               322,716       $   2,747,464             785,274       $   9,613,216
Shares issued on reinvestment of distributions             95,541             910,509               1,498              17,175
Shares redeemed                                          (781,842)         (6,023,121)           (142,596)         (1,739,785)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                  (363,585)      $  (2,365,148)            644,176       $   7,890,606
=============================================================================================================================

                                                                      LARGE CAPITALIZATION GROWTH AND INCOME FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                               440,266       $   3,355,903           1,280,204       $  12,889,271
Shares issued on reinvestment of distributions          1,825,051          14,289,554               5,101              50,297
Shares redeemed                                          (957,102)         (6,990,348)         (1,015,091)        (10,162,673)
-----------------------------------------------------------------------------------------------------------------------------
Net increase                                            1,308,215       $  10,655,109             270,214       $   2,776,895
=============================================================================================================================

                                                                               INTERNATIONAL EQUITY FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                            29,576,524       $ 340,815,549          15,089,857       $ 259,041,015
Shares issued on reinvestment of distributions              2,451              34,024              32,315             581,995
Shares redeemed                                       (31,804,208)       (370,192,849)        (12,798,357)       (217,871,903)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                (2,225,233)      $ (29,343,276)          2,323,815       $  41,751,107
=============================================================================================================================

                                                                           SMALL CAPITALIZATION EQUITY FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                             1,835,795       $  35,593,900           4,261,103       $ 102,828,570
Shares issued on reinvestment of distributions                 --                  --              69,300           1,434,503
Shares redeemed                                        (1,825,443)        (35,945,759)         (2,618,791)        (63,259,402)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                    10,352       $    (351,859)          1,711,612       $  41,003,671
=============================================================================================================================

FIDUCIARY TRUST INTERNATIONAL

                                                 EUROPEAN SMALLER COMPANIES FUND
                                                 -------------------------------
                                                   PERIOD ENDED NOVEMBER 30,
                                                 -------------------------------
                                                            2001*
                                                 -------------------------------
                                                  SHARES              AMOUNT
--------------------------------------------------------------------------------
Shares sold                                      2,408,972         $ 22,717,533
Shares redeemed                                   (304,497)          (2,311,173)
--------------------------------------------------------------------------------
Net increase                                     2,104,475         $ 20,406,360
================================================================================

* For the period January 2, 2001 (commencement of operations) to November 30, 2001.

                                                                                      BOND FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                             8,473,651       $  83,591,267           2,253,862       $  21,075,016
Shares issued on reinvestment of distributions              2,639              26,037               9,765              91,114
Shares redeemed                                        (7,649,817)        (75,545,958)         (1,437,149)        (13,383,130)
-----------------------------------------------------------------------------------------------------------------------------
Net increase                                              826,473       $   8,071,346             826,478       $   7,783,000
==============================================================================================================================

                                                                                 MUNICIPAL BOND FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                             2,516,202       $  24,939,599           1,671,615       $  15,962,705
Shares issued on reinvestment of distributions                445               4,474                 425               4,093
Shares redeemed                                          (941,496)         (9,383,086)         (1,413,333)        (13,481,349)
-----------------------------------------------------------------------------------------------------------------------------
Net increase                                            1,575,151       $  15,560,987             258,707       $   2,485,449
==============================================================================================================================


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers and/or directors of Fiduciary International, Inc. (Advisers), Federated Administrative Services (FAS), Edgewood Services, Inc. (Distributors), Federated Services Company (FServ), and Fiduciary Trust Company International, the Funds' investment manager, administrator, principal underwriter, transfer agent and portfolio accounting provider, custodian, respectively.

FIDUCIARY TRUST INTERNATIONAL

All funds pay an investment management fee to Advisers based on the average net assets of the funds as follows:


                                                                     INVESTMENT
                                                                     ADVISER FEE
FUND                                                                 PERCENTAGE
--------------------------------------------------------------------------------
Large Capitalization Growth Fund                                        0.75%
Large Capitalization Growth and Income Fund                             0.75%
International Equity Fund                                               1.00%
Small Capitalization Equity Fund                                        1.00%

                                                                     INVESTMENT
                                                                     ADVISER FEE
FUND                                                                 PERCENTAGE
--------------------------------------------------------------------------------
European Smaller Companies Fund                                         1.00%
Bond Fund                                                               0.50%
Municipal Bond Fund                                                     0.50%

The Funds pay their allocated share of administrative fees to Federated Administrative Services (FAS), with fees ranging from 0.150% to 0.075% based on the Fund's average daily net assets, subject to a minimum fee of $75,000 per Fund.

The Funds reimburse Distributors up to 0.25% of average daily net assets, for costs incurred in marketing the Fund's shares. For the year ended November 30, 2001, the Funds did not incur a distribution services fee.

Advisers, FAS, and Distributors may voluntarily choose to waive any portion of their fees. Each can modify or terminate this voluntary waiver at any time at its sole discretion.

FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Fiduciary Trust Company International is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Effective January 2, 2002, Franklin Templeton Services, LLC, Franklin/Templeton Investor Services, LLC and Franklin/Templeton Distributors, Inc. will become the administrative manager, transfer agent and principal underwriter, respectively.


4. INCOME TAX

At November 30, 2001, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                               LARGE                           EUROPEAN
                                           CAPITALIZATION   INTERNATIONAL       SMALLER         MUNICIPAL
                                            GROWTH FUND      EQUITY FUND     COMPANIES FUND     BOND FUND
----------------------------------------------------------------------------------------------------------
Capital loss carryforward expiring in:
    2008                                    $        --      $ 4,651,723      $        --      $    53,872
    2009                                      5,208,647       11,824,074        4,883,861               --
----------------------------------------------------------------------------------------------------------
                                            $ 5,208,647      $16,475,797      $ 4,883,861      $    53,872
==========================================================================================================

FIDUCIARY TRUST INTERNATIONAL

At November 30, 2001, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                                       LARGE
                                                    LARGE          CAPITALIZATION                           SMALL
                                                CAPITALIZATION       GROWTH AND       INTERNATIONAL     CAPITALIZATION
                                                 GROWTH FUND        INCOME FUND        EQUITY FUND        EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
Investments at cost                             $  19,222,071      $  54,160,553      $  50,005,872      $  92,229,231
======================================================================================================================
Unrealized appreciation                         $   3,688,301      $  22,034,059      $   3,489,971      $  11,100,617
Unrealized depreciation                            (2,707,396)          (134,628)        (5,392,131)        (4,676,129)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)      $     980,905      $  21,899,431      $  (1,902,160)     $   6,424,488
======================================================================================================================

                                                                     EUROPEAN
                                                                      SMALLER                              MUNICIPAL
                                                                   COMPANIES FUND       BOND FUND          BOND FUND
----------------------------------------------------------------------------------------------------------------------
Investments at cost                                                $  15,003,731      $ 153,981,884      $  88,443,412
======================================================================================================================
Unrealized appreciation                                            $     929,830      $   2,365,508      $   3,345,984
Unrealized depreciation                                               (1,920,343)        (2,977,956)          (221,899)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                         $    (990,513)     $    (612,448)     $   3,124,085
======================================================================================================================

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, and foreign currency transactions.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended November 30, 2001 were as follows:

                                     LARGE
                   LARGE        CAPITALIZATION                         SMALL
              CAPITALIZATION      GROWTH AND       INTERNATIONAL  CAPITALIZATION
                GROWTH FUND       INCOME FUND       EQUITY FUND     EQUITY FUND
--------------------------------------------------------------------------------
Purchases       $18,629,457       $26,737,034       $52,790,783    $111,091,677
Sales           $17,428,626       $44,103,333       $84,707,281    $100,743,270

                               EUROPEAN SMALLER                       MUNICIPAL
                                COMPANIES FUND       BOND FUND        BOND FUND
--------------------------------------------------------------------------------
Purchases                         $30,808,424      $543,260,150      $65,731,322
Sales                             $11,456,831      $533,283,520      $49,705,837

FIDUCIARY TRUST INTERNATIONAL

6. FORWARD CURRENCY CONTRACTS

At November 30, 2001, the Funds had an outstanding forward exchange contract as set out below. The contract is reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

                                                 INTERNATIONAL EQUITY FUND
                                   --------------------------------------------------------
                                   IN EXCHANGE FOR    SETTLEMENT DATE   NET UNREALIZED GAIN
                                   --------------------------------------------------------
CONTRACT TO SELL:
709,250,500    Japanese Yen        U.S. $5,949,090       12/11/01          U.S. $189,522
                                   --------------------------------------------------------

7. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at November 30, 2001 are as follows:

 PRINCIPAL                                                                            ACQUISITION
  AMOUNT      ISSUER                                                                     DATE            VALUE
----------------------------------------------------------------------------------------------------------------
BOND FUND
 $ 580,000    Healthsouth Corp., senior note, 8.50%, 2/01/08                            1/25/01       $  616,250
 1,265,000    Northrop Grumman Corp., 7.75%, 2/15/31                                    2/22/01        1,369,651
----------------------------------------------------------------------------------------------------------------
              TOTAL RESTRICTED SECURITIES (COST $1,832,995) (1.6% OF NET ASSETS)                      $1,985,901
================================================================================================================

8. CONCENTRATION OF CREDIT RISK

International Equity Fund and European Smaller Companies Fund invest in securities of non-U.S. issuers. Although the Funds maintain a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

FIDUCIARY TRUST INTERNATIONAL

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. At November 30, 2001, the diversification of industries for International Equity Fund was as follows:


                                                                        % OF
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Air Freight & Couriers                                                   2.9%
Automobiles                                                              3.4%
Banks                                                                    9.5%
Beverages                                                                1.3%
Biotechnology                                                            1.3%
Chemicals                                                                1.5%
Commercial Services & Supplies                                           2.2%
Communications Equipment                                                 3.0%
Computers & Peripherals                                                  1.1%
Distributors                                                             1.2%
Diversified Financials                                                  13.4%
Electric Utilities                                                       1.0%
Electrical Equipment                                                     1.9%
Electronic Equipment & Instruments                                       2.9%
Energy Equipment & Services                                              2.2%

                                                                        % OF
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Food & Drug Retailing                                                    5.5%
Hotels Restaurants & Leisure                                             2.4%
Household Durables                                                       4.3%
Insurance                                                                1.0%
Machinery                                                                2.8%
Media                                                                    4.0%
Office Electronics                                                       1.2%
Oil & Gas                                                                6.5%
Personal Products                                                        2.6%
Pharmaceuticals                                                         12.4%
Real Estate                                                              1.5%
Semiconductor Equipment & Products                                       1.7%
Specialty Retail                                                         0.9%
Wireless Telecommunication Services                                      2.9%

At November 30, 2001, the diversification of industries for European Smaller Companies Fund was as follows:


                                                                        % OF
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Banks                                                                    5.6%
Beverages                                                                2.7%
Biotechnology                                                            1.6%
Building Products                                                        2.2%
Commercial Services & Supplies                                          18.9%
Computers & Peripherals                                                  2.0%
Construction & Engineering                                               2.7%
Diversified Financials                                                   3.8%
Electrical Equipment                                                     2.7%
Electronic Equipment & Instruments                                       4.0%
Food Products                                                            2.3%
Health Care Equipment & Supplies                                         9.2%


                                                                        % OF
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Health Care Providers & Services                                         2.4%
Hotels Restaurants & Leisure                                             2.8%
Insurance                                                                1.5%
Leisure Equipment & Products                                             2.9%
Machinery                                                                4.1%
Media                                                                    6.2%
Pharmaceuticals                                                          4.0%
Real Estate                                                              1.0%
Semiconductor Equipment & Products                                       1.1%
Software                                                                 3.7%
Specialty Retail                                                         3.7%
Water Utilities                                                          1.9%

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Trustees and Shareholders of
FTI Funds:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of FTI Funds (comprising, respectively, the Large Capitalization Growth Fund, Large Capitalization Growth and Income Fund, International Equity Fund, Small Capitalization Equity Fund, European Smaller Companies Fund, Bond Fund and Municipal Bond Fund) (collectively, "the Funds"), as of November 30, 2001, and the related statement of operations, the statements of changes in net assets and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of November 30, 2001 and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising FTI Funds at November 30, 2001, and the results of their operations, the changes in their net assets and financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.


                                                          /s/ Ernst & Young, LLP


Boston, Massachusetts
January 9, 2002


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
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                                       71

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